As filed with the Securities and Exchange Commission on February 21, 2003

Registration No. 333-62446

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

SEC File No. 811-09389

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 2	☒

and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 1	☒

PACIFIC SELECT EXEC SEPARATE ACCOUNT OF

PACIFIC LIFE & ANNUITY COMPANY

(Exact Name of Registrant)

PACIFIC LIFE & ANNUITY COMPANY

(Name of Depositor)

700 Newport Center Drive

P.O. Box 9000

Newport Beach, California 92660

(Address of Depositor’s Principal Executive Office)

(949) 219-3743

(Depositor’s Telephone Number, including Area Code)

Diane N. Ledger

Vice President

Pacific Life Insurance Company

700 Newport Center Drive

P.O. Box 9000

Newport Beach, California 92660

(Name and Address of Agent for Service of Process)

Copies to:

Jeffrey S. Puretz, Esq.

Dechert

1775 Eye Street, N.W.

Washington, D.C. 20006-2401

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☐	on pursuant to paragraph (b) of Rule 485

☒	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new date for a previously filed post-effective amendment.

Title of securities being registered: interests in the Separate Account under Pacific Select Estate Preserver-NY Flexible Premium Variable Life Insurance Policies.

Filing fee:  None

PACIFIC SELECT ESTATE PRESERVER – NY	PROSPECTUS MAY 1, 200

Pacific Select Estate Preserver – NY is a last survivor flexible premium variable life insurance policy issued by Pacific Life & Annuity Company.

•Last survivor means the policy insures the lives of two people and provides a death benefit that’s payable after both people have died.

•Flexible premium means you can vary the amount and frequency of your premium payments.

•Variable means the policy’s value depends on the performance of the investment options you choose.

•Life insurance means the policy provides a death benefit to the beneficiary you choose.

This policy is not available in all states. This prospectus is not an offer in any state or jurisdiction where we’re not legally permitted to offer the policy.

The policy is described in detail in this prospectus and its Statement of Additional Information (SAI). The Pacific Select Fund is described in its prospectus and in its SAI. No one has the right to describe the policy or the Pacific Select Fund any differently than they have been described in these documents.

You should be aware that the
Securities and Exchange Commission (SEC) has not reviewed the policy for its investment merit, and does not guarantee that the information in this prospectus is accurate or complete. It’s a criminal offense to say otherwise.

This prospectus provides information that you should know before buying a policy. It’s accompanied by a current prospectus for the Pacific Select Fund, a fund that provides the underlying portfolios for the variable investment options offered under the policy. The variable investment options are funded by the Pacific Select Exec Separate Account of PL&A. Please read these prospectuses carefully and keep them for future reference.

Here’s a list of all of the investment options available under your policy:

VARIABLE INVESTMENT OPTIONS

Blue Chip

Aggressive Growth

Diversified Research

Small-Cap Equity

International Large-Cap

I-Net Tollkeeper SM

Financial Services

Health Sciences

Technology

Telecommunications

Strategic Value

FIXED OPTIONS

Fixed Account

Fixed LT Account

	Growth LT Focused 30 Mid-Cap Value International Value Capital Opportunities Mid-Cap Growth Global Growth Equity Index Small-Cap Index Real Estate Multi-Strategy	Main Street® Core (formerly “Large-Cap Core”) Emerging Markets Inflation Managed Managed Bond Money Market High Yield Bond Equity Income Research Equity Aggressive Equity Large-Cap Value

YOUR GUIDE TO THIS PROSPECTUS

BENEFITS AND RISKS OF PACIFIC SELECT ESTATE PRESERVER – NY

This overview tells you some key things you should know about your policy. It’s designed as a summary only – please read the entire prospectus and your policy for more detailed information.

Some states have different rules about how life insurance policies are described or administered. The terms of your policy, or of any endorsement or rider, prevail over what’s in this prospectus.

Benefits of your policy
Flexibility

The policy is designed to be flexible to meet your specific life insurance needs. Within certain limits, you can:

• choose the timing, amount and frequency of premium payments

• change the death benefit option

• increase or decrease the policy’s face amount

• change the beneficiary

• change your investment selections.

Death Benefit

You may choose one of four death benefit options:

• Option A – your death benefit will be the face amount of your policy.

• Option B – your death benefit will be the face amount of your policy plus its accumulated value.

• Option C – your death benefit will be the face amount of your policy plus the total premiums you’ve paid minus any withdrawals or distributions made.

• Option D – your death benefit will be the face amount of your policy multiplied by a death benefit factor.

The death benefit will always be the greater of the death benefit under the option you choose or the guideline minimum death benefit. The guideline minimum death benefit is the minimum death benefit that we must pay to ensure that your policy qualifies as life insurance.

Accumulated Value

Accumulated value is the value of your policy on any business day. It is not guaranteed – it depends on the performance of the investment options you've chosen, the premium payments you’ve made, policy charges, and how much you've borrowed or withdrawn from the policy.

You can access your accumulated value in several ways:

• Withdrawals – you can withdraw part of your policy’s net cash surrender value.

• Loans – you can take out a loan from us using your policy’s accumulated value as security.

• Surrender – you can surrender or cash in your policy for its net cash surrender value while the insured is still living.

• Income benefits – you can use withdrawal or surrender benefits to buy an income benefit that provides a monthly income. In addition, your policy’s beneficiary can use death benefit proceeds to buy an income benefit.

BENEFITS AND RISKS OF PACIFIC SELECT PRESERVER – NY

Investment options

You can choose from 33 variable investment options, each of which invests in a corresponding portfolio of the Pacific Select Fund. The policy also offers two fixed investment options, both of which provide a guaranteed minimum rate of interest.

You can transfer among the investment options during the life of your policy without paying any current income tax. There is currently no charge for transfers.

Tax benefits

Your beneficiary generally will not have to pay federal income tax on death benefit proceeds.

You’ll also generally not be taxed on any or all of your policy’s accumulated value unless you receive a cash distribution.

Risks of your policy
Long-term financial planning

This policy is designed to provide a death benefit for family members or others or to help meet other long-term financial objectives. It may not be the right kind of policy if you plan to withdraw money for short-term needs. See the Fee tables and your policy for charges assessed when withdrawing from or surrendering your policy.

Please discuss your insurance needs and financial objectives with your registered representative.

Last survivor policy

The Pacific Select Estate Preserver – NY is a last survivor Policy. This means that the death benefit will not be paid to your beneficiary until after the second person insured under the policy dies. This may be appropriate for two spouses who want to provide a death benefit for their children.

This may not be the right kind of policy for someone who wants to provide a death benefit for his or her spouse. In that case, a policy that insures a single life may be more appropriate.

Premium payments

Federal tax law puts limits on the premium payments you can make in relation to your policy’s death benefit. We may refuse all or part of a premium payment you make, or remove all or part of a premium from your policy and return it to you under certain circumstances.

Lapse

Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause your policy to lapse – which means you’ll no longer have any insurance coverage. There are costs associated with reinstating a lapsed policy.

There is no guarantee that your policy will not lapse even if you pay your planned periodic premium. You should consider a periodic review of your coverage with your registered representative.

Investment performance

Each variable investment option invests in a corresponding portfolio of the Pacific Select Fund. The value of each portfolio fluctuates with the value of the investments it holds. Returns are not guaranteed. You bear the investment risk of any variable investment option you choose.

See the fund’s prospectus for more information on the underlying portfolios and their individual risks.

Withdrawals and loans

Making a withdrawal or taking out a loan may:

• change your policy’s tax status

• generate taxable income

• reduce your policy’s face amount

• reduce your policy’s death benefit

• reduce the death benefit proceeds paid to your beneficiary

• make your policy more susceptible to lapsing.

Your policy’s withdrawal feature is not available until your first policy anniversary.

Be sure to plan carefully before using these policy benefits.

BENEFITS AND RISKS OF PACIFIC SELECT PRESERVER – NY

Tax consequences

There are tax issues to consider when you own a life insurance policy. These are described in more detail in Variable life insurance and your taxes.

You may be subject to income tax if you take any withdrawals or surrender the policy.

If your policy is a modified endowment contract, all distributions you receive during the life of the policy may be subject to tax and a 10% penalty.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. Please read the entire prospectus, your policy and the SAI for more detailed information regarding these fees and expenses.

Transaction fees

This table describes the fees and expenses that you will pay at the time you buy the policy, surrender the policy, or transfer accumulated value between investment options.

Charge	When charge is deducted	Amount deducted

Maximum sales load imposed on premiums	Upon receipt of premium	0% of premium paid during first 10 sales load targets*, and 3.0% of premium paid thereafter

Premium based tax charges [1]	Upon receipt of premium	State and local charge: 2.35% of premium Federal charge: 1.50% of premium

Maximum surrender charge	Upon full surrender of policy or decrease in face amount during the first 10 policy years

Underwriting surrender charge [2]		$2.00 - $17.30 per $1,000 of initial face amount, reduced to $0 at the end of policy year 10

Sales surrender charge		The smaller of the following amounts: • 70% of premiums you’ve made, or • 70% of the sales surrender target [3] This charge reduces to $0 at the end of policy year 10.

Withdrawal charge	Upon partial withdrawal of accumulated value	$25 per withdrawal

Transfer fees	Upon transfer of accumulated value between investment options	Maximum $25 per transfer in excess of 12 in a policy year [4]

Administrative transaction fees:

Illustration request	Upon request of policy illustration in excess of 1 per year	$25

Death benefit option change	Upon request for death benefit option change	$100

Risk classification change	Upon request for risk classification change	$50

Adding or increasing an optional rider on immediate family	Upon approval of specific request	$100

Audits of premium/loan charge	Upon request of audit of over 2 years or more	$25

Duplicate policy	Upon request of duplicate policy [5]	$50

[1]	We do not expect to change the state and local charge or federal charge unless the rates we pay change or a change in law requires us to do so.

[2]	The underwriting surrender charge is based on your policy’s joint equal age at issue. Joint equal age is a calculation that blends the ages and insurance risks of the two people insured by the policy. You’ll find detailed information on this calculation in Appendix A of this prospectus.

[3]	The sales surrender target is $2.78 - $57.47 per $1,000 of initial face amount, based on the joint equal age of the insureds. You’ll find sales surrender targets for the policy in your policy specifications pages and in Appendix B of this prospectus.

[4]	There is no charge currently imposed upon a transfer.

[5]	Certificate of Coverage is available without charge.

BENEFITS AND RISKS OF PACIFIC SELECT PRESERVER – NY

Periodic charges other than Pacific Select Fund operating expenses

This table describes the fees and expenses that you will pay periodically during the time you own the policy, not including portfolio fees and expenses.

Charge	When charge is deducted	Amount deducted— Maximum Guaranteed Charge	Amount deducted— Current Charges

Cost of Insurance [1,2]
Minimum and maximum	Monthly, beginning on policy date	$0.01—$83.34 per $1,000 of a discounted net amount at risk*	$0.00—$31.76 per $1,000 of a discounted net amount at risk

Charge during policy year 1 for a male select non-smoker who is age 56 and a female select non-smoker who is age 53 at policy issue	Monthly, beginning on policy date	$0.01 per $1,000 of a discounted net amount at risk	Same

Administrative charge [2]	Monthly, beginning on policy date	$7.50	Same

Mortality and expense risk
Face amount charge Minimum and maximum	Monthly beginning on policy date	$0.09—$0.64 per $1,000 of initial face amount for the first 10 policy years, reduced to $0 thereafter	Same

Asset charge [2]	Monthly, beginning on policy date

0.90% annually (0.075% monthly) of accumulated value in investment options for first 10 policy years

0.30% annually (0.025 monthly) of accumulated value in investment options during policy years 11 through 20

0.05% annually (0.0042% monthly) of accumulated value in investment options during policy year 21 and thereafter

Same

Optional Benefits, minimum and maximum [3]

Last survivor added protection benefit rider
Cost of insurance	Monthly, beginning on effective date of coverage for each coverage segment	$0.01—$9.21 per $1,000 of a discounted net amount of risk	$0.00—$7.85 per $1,000 of a discounted net amount of risk

Mortality and expense risk face amount charge	Monthly, beginning on effective date of coverage for each coverage segment	$0.10—$0.46 per $1,000 of coverage segment	$0

Individual annual renewable term rider	Monthly, beginning on effective date of coverage for each coverage segment	$0.09—$7.93 per $1,000 of a discounted net amount at risk	$0.03—$2.56 per $1,000 of a discounted net amount at risk

*	Net amount at risk is the difference between the death benefit that would be payable if the insured died and the accumulated value of your policy. More detailed information regarding how we calculate the discounted net amount at risk appears on page 25.

[1]	Cost of insurance rates are based on the ages, risk classifications, and genders (unless unisex rates are required) of the insureds. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your policy’s specifications page will indicate the guaranteed cost of insurance charge applicable to your policy, and more detailed information concerning your cost of insurance charges is available on request from your registered representative or us. Also, before you purchase the policy, you may request personalized illustrations of your future benefits under the policy based upon the insureds’ classes, the death benefit option, face amount, planned periodic premiums, and any riders requested. Cost of insurance rates for your policy will be stated in the policy specifications pages and calculated per $1.00 of coverage.

[2]	When the younger person insured by your policy reaches age 100, this charge is reduced to zero—in other words, you no longer pay any charge.

[3]	Riders are briefly described under The death benefit: Optional riders.

Total annual Pacific Select Fund operating expenses

This table shows the minimum and maximum total operating expenses charged by the portfolios that you may pay periodically during the time that you own the policy. This table shows the range (minimum and maximum) of fees and expenses charged by any of the portfolios, expressed as a percentage of average daily net assets, for the year ended December 31, 2002.

Each variable account of the separate account purchases shares of the corresponding fund portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the policy, and they may vary from year to year. These fees and expenses are described in the fund’s prospectus.

	Minimum	Maximum

Total annual portfolio operating expenses[1]	[0.29]	[2.15]

[1]	Amounts shown are gross expenses deducted from portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses. Maximum total adjusted net expenses for any portfolio, after adviser’s reimbursement, and deduction of an offset for custodian credits and 12b-1 recapture plan, was [1.76]% of average daily net assets.

To help limit fund expenses, Pacific Life has contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse each portfolio for operating expenses (including organizational expenses, but not including advisory fees, additional costs associated with foreign investing, interest (including commitment fees), taxes, brokerage commissions and other transactional expenses, extraordinary expenses, expenses not incurred in the ordinary course of business, and expenses of counsel or other persons or services retained by the fund’s independent trustees) that exceed an annual rate of 0.10% of its average daily net assets. Such waiver or reimbursement is subject to repayment to the extent such expenses fall below the 0.10% expense cap in future years. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the portfolio, but not above the 0.10% expense cap. There is no guarantee that Pacific Life will continue to cap expenses after December 31, 2003.

PACIFIC SELECT ESTATE PRESERVER – NY BASICS

Pacific Select Estate Preserver – NY is a last survivor flexible premium variable life insurance policy that insures the lives of two people and pays death benefit proceeds after both people have died.

When you buy a Pacific Select Estate Preserver – NY life insurance policy, you’re entering into a contract with Pacific Life & Annuity Company. Your contract with us is made up of your application, your policy, applications to change or reinstate the policy, any amendments, riders or endorsements to your policy, and specification pages.

Policy amendments and endorsements are a part of your policy and confirm changes you or we make to the policy.

Specification pages summarize information specific to your policy at the time the policy is issued.

Riders provide extra benefits, some at additional cost. Not all riders are available in every state and some riders may only be added when you apply for your policy.

When we approve your signed application, we’ll issue your policy. If your application does not meet our underwriting and administrative requirements, we can reject it or ask you for more information. Once we receive your first premium payment, and any contractual and administrative requirements have been met, we’ll consider your policy to be in force. Our obligations under the policy begin when the policy is in force and has been delivered to you.

Your policy will be in force until one of the following happens:

• both people insured by the policy die

• the grace period expires and your policy lapses, or

• you surrender your policy.

If your policy is not in force when both people insured by the policy die, we are not obligated to pay the death benefit proceeds to your beneficiary.

Owners, people insured by the policy, and beneficiaries Please consult your financial advisor or a lawyer about designating ownership interests.

Owners

The owner is the person named on the application who makes the decisions about the policy and its benefits while it’s in force. You can own a policy by yourself or with someone else. Two or more owners are called joint owners. You need the signatures of all owners for all policy transactions.

If one of the joint owners dies, the surviving owners will hold all rights under the policy. If the last joint owner dies, his or her estate will own the policy unless you’ve given us other instructions.

If you would like to change the owner of your policy, please contact us or your registered representative for a change of owner form. We can process the change only if we receive your instructions in writing.

You can change the owner of your policy by completing a change of owner form. Once we’ve received and recorded your request, the change will be effective as of the day you signed the change of owner form.

People insured by the policy

This policy insures the lives of two people who are between the ages of 20 and 85 at the time you apply for your policy, and who have given us satisfactory evidence of insurability. We refer to each of these people as an insured, and together as the insureds. After one of the insureds dies, we refer to the living insured as the survivor. The policy pays death benefit proceeds after the survivor dies.

Risk classes are usually based on age, gender, health and whether or not a person to be insured by the policy smokes. Most insurance companies use similar risk classification criteria.

Each insured is assigned an underwriting or insurance risk class which we use to calculate cost of insurance and other charges. We normally use the medical or paramedical underwriting method to assign underwriting or insurance risk classes, which may require a medical examination. We may, however, use other forms of underwriting if we think it’s appropriate.

When we refer to age throughout this prospectus, we’re using the word as we’ve defined it here, unless we tell you otherwise.

When we use a person’s age in policy calculations, we generally use his or her age as of the nearest policy date, and we add one year to this age on each policy anniversary date. For example, when we talk about someone “reaching age 100”, we’re referring to the policy anniversary date closest to that person’s 100th birthday, not to the day when he or she actually turns 100.

If you would like to change the beneficiary of your policy, please contact us or your registered representative for a change of beneficiary form. We can process the change only if we receive your instructions in writing.

Beneficiaries

The beneficiary is the person, people, entity or entities you name to receive the death benefit proceeds. Here are some things you need to know about naming beneficiaries:

• You can name one or more primary beneficiaries who each receive an equal share of the death benefit proceeds unless you tell us otherwise. If one beneficiary dies, his or her share will pass to the surviving primary beneficiaries in proportion to the share of the proceeds they’re entitled to receive, unless you tell us otherwise.

• You can also name a contingent beneficiary for each primary beneficiary you name. The contingent beneficiary will receive the death benefit proceeds if the primary beneficiary dies.

• You can choose to make your beneficiary permanent (sometimes called irrevocable). You cannot change a permanent beneficiary’s rights under the policy without his or her permission.

If none of your beneficiaries is still living when the death benefit proceeds are payable, you as the policy owner will receive the proceeds. If you’re no longer living, the proceeds will go to your estate.

You can change your beneficiary at any time while either insured is still living, and while the policy is in force. The change will be effective as of the day you signed the change of beneficiary form.

Policy date, monthly payment date, policy anniversary date

Your policy date

This is usually the day we approve your policy application. It’s also the beginning of your first policy year. Your policy’s monthly, quarterly, semi-annual and annual anniversary dates are based on your policy date.

The policy date is set so that it never falls on the 29th, 30th or 31st of any month. We’ll apply your first premium payment as of your policy date or as of the day we receive your premium, whichever is later.

Backdating your policy

You can have your policy backdated up to six months, as long as we approve it. Backdating in some cases may lower your cost of insurance rates since these rates are based on the ages of the insureds. Your first premium payment must cover the premium load and monthly charges for the period between the backdated policy date and the day your policy is issued.

PACIFIC SELECT ESTATE PRESERVER – NY BASICS

Re-dating your policy

Once your policy is issued, you may request us to re-date your policy to the date it is delivered to you, or the date we receive the initial premium, if earlier than the delivery date. Re-dating will only be allowed back to the date money is received on your policy. If your delivery date is the 29 th , 30 th or 31 st of any month, the policy will be dated the 28 th of that month.

It may be disadvantageous to request that the policy be re-dated. A new policy date may cause the insured’s age for insurance purposes to change and the cost of insurance rates to increase. It will also affect events based on time elapsed since policy date, such as suicide and contestable clauses and surrender charge periods.

We will not re-date policies that are issued with a temporary insurance premium, initial premium, or funds from an IRC Section 1035 exchange.

Your monthly payment date

This is the day we deduct the monthly charges from your policy’s accumulated value. The first monthly payment date is your policy date, and it’s the same day each month thereafter. Monthly charges are explained in the section called Your policy’s accumulated value.

Your policy anniversary date

This is the same day as your policy date every year after we issue your policy. A policy year starts on your policy date and each anniversary date, and ends on the day before the next anniversary date.

Understanding policy expenses

and cash flow

The chart to the right illustrates how cash normally flows through a Pacific Select Estate Preserver – NY policy.

Under a flexible premium life insurance policy, you have the flexibility to choose the amount and frequency of your premium payments. You must, however, pay enough premiums to cover the ongoing cost of policy benefits.

Investment earnings will increase your policy’s accumulated value, while investment losses will decrease it. The premium payments you’ll be required to make to keep your policy in force will be influenced by the investment results of the investment options you choose.

The dark shaded boxes show the fees and expenses you pay directly or indirectly under your policy.

In some states we’ll hold your net premium payments in the Money Market investment option until the free look transfer date. Please turn to Your right to cancel for details.

PACIFIC SELECT ESTATE PRESERVER – NY BASICS

Statements and reports

we’ll send you

We can create customized hypothetical illustrations of benefits under your policy based on different assumptions.

We’ll send you one policy illustration free of charge each policy year if you ask for one. We reserve the right to charge $25 for additional illustrations.

We send the following statements and reports to policy owners:

• a confirmation for many financial transactions, usually including premium payments and transfers, loans, loan repayments, withdrawals and surrenders. Monthly deductions and scheduled transactions made under the dollar cost averaging and portfolio rebalancing programs are reported on your quarterly policy statement.

• a quarterly policy statement. The statement will tell you the accumulated value of your policy by investment option, cash surrender value, the amount of the death benefit, the policy’s face amount, and any outstanding loan amount. It will also include a summary of all transactions that have taken place since the last quarterly statement, as well as any other information required by law.

• supplemental schedules of benefits and planned periodic premiums. We’ll send these to you if you change your policy’s face amount or change any of the policy’s other benefits.

• financial statements, at least annually or as required by law, of the separate account and Pacific Select Fund, that include a listing of securities for each portfolio of the Pacific Select Fund.

Your right to cancel Please call us or your registered representative if you have questions about your right to cancel your policy.

Your policy provides a free look period once it is in force. During the free look period, you have the right to cancel (or refuse) your policy and return it to us or your registered representative for a refund.

You’ll find a complete description of the free look period that applies to your policy on the policy’s cover sheet, or on a notice that accompanied your policy. The free look period ends 10 days after you receive your policy. If you are replacing another life insurance policy, your free look period ends 60 days after you receive your policy.

The amount of your refund will be the amount of the premium payments you’ve made. We’ll always deduct any outstanding loan amount from the amount we refund to you.

If you cancel your policy during the free look period, we’re required to refund the premium payments you’ve made. We’ll hold the net premiums in the Money Market investment option until the free look transfer date. On that day, we’ll transfer the accumulated value in the Money Market investment option to the investment options you’ve chosen.

The free look transfer date is the latest of the following:

• 10 days after we issue your policy

• when we consider your policy to be in force.

Timing of payments, forms and

requests

A business day, called a valuation date in your policy, is any day that the New York Stock Exchange and our life insurance operations center are open. It usually ends at 4:00 p.m. Eastern time.

The New York Stock Exchange is usually closed on weekends and on the following days:

• New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day and Christmas Day, and

• the Friday before New Year’s Day, July Fourth or Christmas Day if that holiday falls on a Saturday

• the Monday following New Year’s Day, July Fourth or Christmas Day if that holiday falls on a Sunday unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period.

Our life insurance operations center is also usually closed on the following days:

• the Monday before New Year’s Day, July Fourth, or Christmas Day, if any of these holidays falls on a Tuesday

• the Tuesday before Christmas Day if that holiday falls on a Wednesday

• the Friday after New Year’s Day, July Fourth or Christmas Day, if any of these holidays falls on a Thursday

• the Friday after Thanksgiving.

Call us or contact your registered representative if you have any questions about the proper form required for a request.

To request payment of death benefit proceeds, send us proof of death and payment instructions.

Effective date

Once your policy is in force, the effective date of payments, forms and requests you send us is usually determined by the day and time we receive the item in proper form at the mailing address that appears on the back cover of this prospectus.

Planned periodic premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive in proper form before 4:00 p.m. Eastern time on a business day will normally be effective as of the end of that day, unless the transaction is scheduled to occur on another business day. If we receive your payment or request on or after 4:00 p.m. Eastern time on a business day, your payment or request will be effective as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.

Other forms, notices and requests are normally effective as of the next business day after we receive them in proper form, unless the transaction is scheduled to occur on another business day. Change of owner and beneficiary forms are effective as of the day you sign the change form, once we receive them in proper form.

Proper form

We’ll process your requests once we receive all letters, forms or other necessary documents, completed to our satisfaction. Proper form may require, among other things, a signature guarantee or some other proof of authenticity. We do not generally require a signature guarantee, but we may ask for one if it appears that your signature has changed, if the signature does not appear to be yours, if we have not received a properly completed application or confirmation of an application, or for other reasons to protect you and us.

When we make payments and transfers

We’ll normally send the proceeds of transfers, withdrawals, loans, surrenders, exchanges and death benefit payments within seven days after the effective date of the request in proper form. We may delay payments and transfers, or the calculation of payments and transfers based on the value in the variable investment options under unusual circumstances, for example, if:

• the New York Stock Exchange closes on a day other than a regular holiday or weekend

• an emergency exists as determined by the SEC, as a result of which the sale of securities is not practicable, or it is not practicable to determine the value of a variable account’s assets.

We may delay transfers and payments from the fixed options, including the proceeds from withdrawals, surrenders and loans, for up to six months. We’ll pay interest at an annual rate of at least 3% on any withdrawals or surrender proceeds from the fixed options that we delay for 30 days or more.

We pay interest at an annual rate of at least 3% on death benefit proceeds, calculated from the day the survivor dies to the day we pay the proceeds.

PACIFIC SELECT ESTATE PRESERVER – NY BASICS

Telephone and electronic transactions Please ask your registered representative for more information regarding electronic transactions.

You can make loans or transfers, and give us instructions regarding the dollar cost averaging program or portfolio rebalancing program, by telephone any time after the free look period as long as we have your signed authorization form on file.

Certain registered representatives are able to give us instructions electronically if authorized by you. You may appoint your registered representative to give us instructions on your behalf by completing and filing a telephone and electronic authorization form with us.

Here are some things you need to know about telephone and electronic transactions:

• You must complete a telephone and electronic authorization form.

• If your policy is jointly owned, all joint owners must sign the telephone and electronic authorization. We’ll take instructions from any owner or anyone you appoint.

• We may use any reasonable method to confirm that your telephone or electronic instructions are genuine. For example, we may ask you to provide personal identification or we may record all or part of the telephone conversation. We may refuse any transaction request made by telephone or electronically.

We’ll send you a written confirmation of each telephone and electronic transaction.

Sometimes, you may not be able to make loans or transfers by telephone or electronically, for example, if our telephone lines or our website are busy because of unusual market activity or a significant economic or market change, or our telephone lines or the Internet are out of service during severe storms or other emergencies. In these cases, you can send your request to us in writing, or call us the next business day or when service has resumed.

When you send us your telephone and electronic authorization form, you agree that:

• we can accept and act upon instructions you or anyone you appoint give us over the telephone or electronically

• neither we, the administrator, any of our affiliates, the Pacific Select Fund, or any director, trustee, officer, employee or agent of ours or theirs will be liable for any loss, damages, cost or expenses that result from transactions processed because of a request by telephone or submitted electronically that we believe to be genuine, as long as we have followed our own procedures

• you bear the risk of any loss that arises from your right to make loans or transfers over the telephone or electronically.

THE DEATH BENEFIT

We’ll pay death benefit proceeds to your beneficiary after the survivor dies while the policy is still in force. Your beneficiary generally will not have to pay federal income tax on death benefit proceeds.

Your policy’s initial amount of insurance coverage is its initial face amount. We determine the face amount based on instructions provided in your application.

The minimum face amount when a policy is issued is usually $100,000, but we may reduce this in some circumstances.

You’ll find your policy’s face amount, which includes any increases or decreases, in the specification pages in your policy.

This policy offers four death benefit options, Options A, B, C and D. The option you choose will generally depend on which is more important to you: a larger death benefit or building the accumulated value of your policy.

Here are some things you need to know about the death benefit:

• You choose your death benefit option on your policy application.

• If you do not choose a death benefit option, we’ll assume you’ve chosen Option A.

• The death benefit will always be the greater of the death benefit under the option you choose or the guideline minimum death benefit.

• The death benefit will never be lower than the face amount of your policy if you’ve chosen Option A, B or D. The death benefit proceeds will always be reduced by any outstanding loan amount.

• We’ll pay the death benefit proceeds to your beneficiary when we receive proof of the deaths of both insureds.

• After the younger insured reaches age 100, the death benefit equals the accumulated value.

Choosing your death benefit option	You can choose one of the following four options for the death benefit on your application. The graphs below help you compare the options using several hypothetical examples.
Option A – the face amount of your policy.

Option B – the face amount of your policy plus its accumulated value.

The death benefit changes as your policy’s accumulated value changes. The better your investment options perform, the larger the death benefit will be.

Option C – the face amount of your policy plus the total premiums you’ve paid minus any withdrawals or distributions made.

The more premiums you pay and the less you withdraw, the larger the death benefit will be.

Option D – the face amount of your policy multiplied by a death benefit factor.

The death benefit gradually increases over time no matter how your investment options perform, as long as there is enough accumulated value to keep your policy in force.

THE DEATH BENEFIT

How we calculate the death benefit for Option D

If you choose Option D, we’ll calculate the death benefit by multiplying the face amount by a death benefit factor. The death benefit factor is a number from 1.0 to 2.0. A factor of 1.0 means the death benefit equals the face amount. A factor of 2.0 means the death benefit is two times the face amount.

The factor changes on each policy anniversary and is based on the joint equal age of the insureds and the number of completed policy years. Joint equal age is a calculation that blends the ages and insurance risks of the insureds. Generally, the death benefit factor will reach the maximum of 2.0 when joint equal age plus the number of completed policy years is between 85 and 90. You’ll find more information about how we calculate joint equal age in Appendix A.

You’ll find more information about the death benefit factor in Appendix D and in your policy.

The guideline minimum death

benefit

If your policy’s death benefit is equal to the guideline minimum death benefit, and the net amount at risk is more than three times the death benefit on the policy date, we may reduce the death benefit by making withdrawals from your policy.

We will not charge you our usual $25 withdrawal fee, but the withdrawals may be taxable. Please turn to Withdrawals, surrenders and loans for information about making withdrawals.

The guideline minimum death benefit is the minimum death benefit needed for your policy to qualify as life insurance under Section 7702 of the Internal Revenue Code. If the amount of the death benefit under the option you choose is less than the guideline minimum death benefit, we’ll adjust your death benefit to equal the guideline minimum death benefit.

We calculate the guideline minimum death benefit by multiplying the accumulated value of your policy by a death benefit percentage. This percentage is based on the age of the younger insured and will increase over time. You’ll find a table of guideline minimum death benefit percentages in Appendix C.

When we pay the death benefit

Your beneficiary can choose to receive the death benefit proceeds in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in General information about your policy.

It is important that we have a current address for your beneficiary so that we can pay death benefit proceeds promptly. If we cannot pay the proceeds to your beneficiary within five years of the death of the survivor, we’ll be required to pay them to the state.

We calculate the amount of the death benefit proceeds as of the end of the day the survivor dies. If that person dies on a day that is not a business day, we calculate the proceeds as of the next business day.

Your policy’s beneficiary must send us proof that both insureds died while the policy was in force, along with payment instructions. If both insureds die at the same time, or if it’s not clear who died first, we’ll assume the younger insured died first.

Death benefit proceeds equal the total of the death benefits provided by your policy and any riders you’ve added, minus any outstanding loan amount, minus any overdue charges.

We’ll pay interest at an annual rate of at least 3% on the death benefit proceeds, calculated from the day the survivor dies to the day we pay the proceeds.

Comparing the death benefit options

Net amount at risk is the difference between the death benefit that would be payable if both insureds died, and the accumulated value of your policy.

Example A assumes the following:

• the insureds are male and female non-smokers, each age 45 at the time the policy was issued

• face amount is $1,000,000

• accumulated value at year 20 is $600,000

• total premiums paid into the policy at year 20 is $300,000

• the death benefit percentage for the guideline minimum death benefit is 111%

• the death benefit factor for Option D at year 20 is 123.2%

• the guideline minimum death benefit is $666,000
(accumulated value times a death benefit percentage factor of 111%)

Example B uses the same assumptions as Example A, but has an accumulated value of $1,400,000. Because accumulated value has increased, the guideline minimum death benefit is now $1,554,000 ($1,400,000 times a death benefit factor of 111%).

The tables below compare the death benefits provided by the policy’s four death benefit options. The examples are intended only to show differences in death benefits and net amounts at risk. Accumulated value assumptions may not be realistic.

These examples show that each death benefit option provides a different level of protection. Keep in mind that cost of insurance charges, which affect your policy’s accumulated value, increase with the amount of the death benefit, as well as over time. The cost of insurance is charged at a rate per $1,000 of the discounted net amount at risk. As the net amount at risk increases, your cost of insurance increases. Accumulated value also varies depending on the performance of the investment options in your policy.

Example A		The death benefit is the larger of these two amounts

Death benefit option	How it’s calculated	Death benefit under the option	Guideline minimum death benefit	Net amount at risk used for cost of insurance charge

Option A	Face amount	$1,000,000	$666,000	$397,540.07
Option B	Face amount plus accumulated value	$1,600,000	$666,000	$996,064.11
Option C	Face amount plus premiums less distributions	$1,300,000	$666,000	$696,802.09
Option D	Face amount times death benefit factor	$1,084,000	$666,000	$628,969.36

Example B		The death benefit is the larger of these two amounts

Death benefit option	How it’s calculated	Death benefit under the option	Guideline minimum death benefit	Net amount at risk used for cost of insurance charge

Option A	Face amount	$1,000,000	$1,554,000	$150,177.26
Option B	Face amount plus accumulated value	$2,400,000	$1,554,000	$994,096.16
Option C	Face amount plus premiums less distributions	$1,300,000	$1,554,000	$150,177.26
Option D	Face amount times death benefit factor	$1,232,000	$1,554,000	$150,177.26

Changing your death benefit option

We will not change your death benefit option if it means your policy will be treated as a modified endowment contract, unless you’ve told us in writing that this would be acceptable to you. Modified endowment contracts are discussed in Variable life insurance and your taxes.

You can change your death benefit option of your policy. Here’s how it works:

• You can change the death benefit once in any policy year.

• You must send us your request in writing.

• You can only change to Option A or Option B.

• The change will become effective on the first monthly payment date after we receive your request. If we receive your request on a monthly payment date, we’ll process it that day.

• We may charge you a fee of up to $100 each time you request to change your death benefit option.

• The face amount of your policy will change by the amount needed to make the death benefit under the new option equal the death benefit under the old option just before the change. We will not let you change the death benefit if doing so means the face amount of your policy will become less than $100,000. We may waive this minimum amount under certain circumstances.

• Changing the death benefit option can also affect the monthly cost of insurance charge since this charge varies with the net amount at risk.

• The new death benefit option will be used in all future calculations.

THE DEATH BENEFIT

Decreasing the face amount

Decreasing the face amount may affect your policy’s tax status. To ensure your policy continues to qualify as life insurance, we might be required to return part of your premium payments to you, or make distributions from the accumulated value, which may be taxable.

We will not decrease the face amount if it means your policy will be treated as a modified endowment contract, unless you’ve told us in writing that this would be acceptable to you.

For more information, please see Variable life insurance and your taxes.

You can decrease your policy’s face amount starting on the first policy anniversary as long as we approve it. Here’s how it works:

• You can decrease the face amount as long as at least one insured is still living.

• You can only decrease the face amount once in any policy year.

• You must send us your request in writing while your policy is in force.

• The decrease will become effective on the first monthly payment date after we receive your request. If we receive your request on a monthly payment date, we’ll process it that day.

• Decreasing the face amount can affect the monthly cost of insurance charge since this charge varies with the net amount at risk.

• We can refuse your request to make the face amount less than $100,000. We can waive this minimum amount in certain situations, such as group or sponsored arrangements.

If you decrease your face amount in the first 10 years of the policy, we’ll deduct a surrender charge from your policy’s accumulated value. Please turn to Withdrawals, surrenders and loans and the SAI for information about the surrender charges.

Optional riders

We offer other variable life insurance policies which provide insurance protection on the lives of two people or on the life of one person. The loads and charges on these policies may be different. Combining a policy and a rider, however, may be more economical than adding another policy. It may also be more economical to provide an amount of insurance coverage through a policy alone.

Ask your registered representative for more information about the riders available with the policy, or about other kinds of life insurance policies offered by PL&A.

There may be tax consequences if you exercise your rights under the Policy split option rider. Please see Variable life insurance and your taxes for more information.

Samples of the provisions for the extra optional benefits are available from us upon written request.

There are three optional riders that provide extra benefits, some at additional cost. Not all riders are available in every state, and some riders may only be added when you apply for your policy.

• Last survivor added protection benefit

Provides level or varying term insurance on both insureds.

• Individual annual renewable term rider

Provides level or varying term insurance on either or both insureds.

• Policy split option rider

Splits the policy into two individual policies with evidence of insurability.

Certain restrictions may apply and are described in the rider or benefit. We’ll add any rider charges to the monthly charge we deduct from your policy’s accumulated value.

HOW PREMIUMS WORK

Your policy gives you the flexibility to choose the amount and frequency of your premium payments.

The amount, frequency, and period of time over which you make premium payments may affect whether your policy will be classified as a modified endowment contract, or no longer qualifies as life insurance for tax purposes. See Variable life insurance and your taxes for more information.

We usually set the amount of your first premium payment. You can schedule the amount and frequency of remaining premium payments within certain limits. Each premium payment must be at least $50.

We deduct a premium load from each premium payment, and then allocate your net premium to the investment options you’ve chosen. Depending on the performance of your investment options, and on how many withdrawals, loans or other policy features you’ve taken advantage of, you may need to make additional premium payments to keep your policy in force.

If we do not receive the minimum initial premium payment within 20 days after we issue your policy, we can cancel the policy and refund any partial premium payment you’ve made. We may waive the 20 day requirement in some cases.

Planned periodic premium

payments

Even if you pay all your premiums when they’re scheduled, your policy could lapse if the accumulated value, less any outstanding loan amount, is not enough to pay your monthly charges. Turn to Your policy’s accumulated value for more information.

You can schedule the amount and frequency of your premium payments. We refer to scheduled premium payments as your planned periodic premium. Here’s how it works:

• On your application, you choose a fixed amount of at least $50 for each premium payment.

• You indicate whether you want to make premium payments annually, semi-annually, or quarterly. You can also choose monthly payments using our monthly Uni-check plan, which is described below.

• We send you a notice to remind you of your scheduled premium payment (except for monthly electronic funds transfer plan payments, which are paid automatically). While you do not have to make the premium payments you’ve scheduled, not making a premium payment may have an impact on any financial objectives you may have set for your policy’s accumulated value and death benefit, and could cause your policy to lapse.

• We’ll treat any payment you make during the life of your policy as a loan repayment, not as a premium payment, unless you tell us otherwise. When a payment, or any portion of it, exceeds your outstanding loan amount, we’ll treat it as a premium payment.

HOW PREMIUMS WORK

Paying your premium

Premium payments must be made in a form acceptable to us before we can process it. You may pay your premium:

• by personal check, drawn on a U.S. bank

• by cashier’s check, money order, and traveler’s checks in single denominations of $10,000 or more if they originate in a U.S. bank.

• by cashier’s checks of less than $10,000 for non-qualified IRC Section 1035(a) exchanges, that are requested by PL&A

• by third party check, when there is a clear connection of the third party to the underlying transaction

• wire transfers that originate in U.S. banks.

We may not accept premium payments in the following forms:

• cash

• credit card or check drawn against a credit card account

• cashier’s check, money order or traveler’s checks in single denominations of less than $10,000

• cashier’s checks, money orders, traveler’s checks or personal checks drawn on non-U.S. banks, even if the payment may be effected through a U.S. bank

• third party check, if there is not a clear connection of the third party to the underlying transaction

• wires that originate from foreign bank accounts.

All unacceptable forms of premium payments will be returned to the payor along with a letter of explanation. We reserve the right to reject or accept any form of payment. If you make premium payments by check other than a cashier’s check, your payment of any withdrawal proceeds and any refund during the free look period may be delayed until we receive confirmation in our administrative office that your check has cleared.

Monthly electronic funds transfer plan

Once you’ve made your first premium payment, you can make monthly premium payments using our electronic funds transfer plan. Here’s how it works:

• you authorize us to withdraw a specified amount from your checking account each month

• you can choose any day between the 4th and 28th of the month

• if you do not specify a day for us to make the withdrawal, we’ll withdraw the premium payment on your policy’s monthly anniversary. If your policy’s monthly anniversary falls on the 1st, 2nd or 3rd of the month, we’ll withdraw the payment on the 4th of each month.

Deductions from your premiums Your net premium is your premium payment less the premium load.

We deduct a premium load from each premium payment you make. The load is made up of three charges:

Sales load

During the first 10 years of your policy, we deduct a 0% sales load from each premium payment you make. The sales load is 3% after the 10th policy year.

Premium based tax charges

State and local charge

We deduct 2.35% from each premium payment to pay state and local premium and other taxes. The actual taxes we pay vary from state to state, and in some instances, among municipalities. This rate approximates the average rate we pay for all states. We do not expect to change the rate unless the rate we pay changes.

Federal charge

We deduct 1.50% from each premium payment to compensate us for certain costs associated with our federal taxes. We reserve the right to change this rate to respond to changes in law.

Allocating your premiums There are special restrictions when allocating premiums to the Fixed LT account. Please turn to Your investment options for more information about the investment options.

We generally allocate your net premiums to the investment options you’ve chosen on your application on the day we receive them. We currently limit your allocations to 20 investment options at one time.

We allocate your first premium on the free look transfer date. We’ll hold your net premiums in the Money Market investment option until the free look transfer date, and then transfer them to the investment options you’ve chosen.

Portfolio optimization

Portfolio optimization is an asset allocation service we offer for use with your policy. Asset allocation is the distribution of investments among asset classes and involves decisions about which asset classes should be selected and how much of the total accumulated value should be allocated to each asset class. The theory of portfolio optimization is that diversification among asset classes can help reduce volatility over the long-term.

The actual percentage allocations within the portfolio model that matches your investment profile are described in the investment policy statement for that model. You should consult with your financial adviser or investment professional to assist you in determining which model meets your financial needs, investment time horizon, and is consistent with your risk comfort level.

Ibbotson Associates, one of the premier firms in designing asset allocation-based investment strategies, developed five model portfolios for PL&A, each comprised of a carefully selected combination of Pacific Select Fund portfolios. The portfolios are selected by evaluating the asset classes represented by the underlying securities holdings of the portfolios and combining portfolios to combine major types of asset classes based on historical asset performance and attribution analysis in a way intended to optimize returns given a particular level of risk tolerance. The analysis is accomplished by using a state-of-the-art program and a statistical analytical technique known as “mean-variance optimization”. This portfolio optimization analysis is performed each year to help maintain the risk/return profile of the models.

If you select a portfolio optimization model, your initial net premium payment (in the case of a new application) or accumulated value, as applicable, will be allocated to the investment options according to the model you select. Subsequent net premium payments will also be allocated accordingly, unless otherwise instructed by you in writing. If you choose, you can rebalance your accumulated value quarterly, semi-annually, or annually to maintain the asset allocation given in your portfolio optimization model. If you also allocate part of your net premium payment or accumulated value outside the model, rebalancing is only permitted within the model. Each model may change and investment options may be added to or deleted from a model as a result of the annual analysis.

HOW PREMIUMS WORK

Unless you provide written authorization, we will not automatically adjust your accumulated value and net premium payments among investment options to reflect updates to the model. You may change your allocations at any time by writing or sending a fax. If we have your completed telephone and electronic authorization form on file, you can call us at 1-888-595-6997 or submit a request electronically through your appointed agent. Or you can ask your registered representative to contact us.

To enroll in portfolio optimization, you must submit to us, together with any other required forms, a completed, signed and dated portfolio optimization acknowledgment contained in the investment policy statement. The investment policy statement describes the portfolio optimization model that matches your investment profile, based on the responses you provide regarding your financial needs, investment time horizon and risk comfort level, on the investor profile questionnaire. Your financial advisor or investment professional can assist you in completing the proper forms. We have the right to terminate or change the portfolio optimization service at any time.

Although the models are designed to optimize returns given the various levels of risk, there is no assurance that a model portfolio will not lose money or that investment results will not experience some volatility. Historical market and asset class performance may differ in the future from the historical performance upon which the models are built. Also, allocation to a single asset class may outperform a model, so that you would have been better off in an investment option or options representing a single asset class than in a model. The value of the variable accounts will fluctuate, and when redeemed, may be worth more or less than the original cost.

Limits on the premium payments you can make

We will not accept premium payments after the younger insured reaches age 100.

Federal tax law puts limits on the amount of premium payments you can make in relation to your policy’s death benefit. These limits apply in the following situations:

• If accepting the premium means your policy will no longer qualify as life insurance for federal income tax purposes.

You’ll find a detailed discussion of modified endowment contracts in Variable life insurance and your taxes.

• If applying the premium in that policy year means your policy will become a modified endowment contract.

• If applying the premium payment to your policy will increase the net amount at risk. This will happen if your policy’s death benefit is equal to the guideline minimum death benefit or would be equal to it once we applied your premium payment.

YOUR POLICY’S ACCUMULATED VALUE

Accumulated value is used as the basis for determining policy benefits and charges.

Accumulated value is the value of your policy on any business day.

We use it to calculate how much money is available to you for loans and withdrawals, and how much you’ll receive if you surrender your policy. It also affects the amount of the death benefit if you choose a death benefit option that’s calculated using accumulated value.

The accumulated value of your policy is not guaranteed – it depends on the performance of the investment options you’ve chosen, the premium payments you’ve made, policy charges and how much you’ve borrowed or withdrawn from the policy.

Calculating your policy’s accumulated value Please see Taking out a loan for information about loans and the loan account.

Your policy’s accumulated value is the total amount allocated to the variable investment options and the fixed options, plus the amount in the loan account.

We determine the value allocated to the variable investment options on any business day by multiplying the number of accumulation units for each variable investment option credited to your policy on that day, by the variable investment option’s unit value at the end of that day. The process we use to calculate unit values for the variable investment options is described in Your investment options.

Persistency credit

Policies may be eligible for a persistency credit. Here’s how it works:

Beginning on your 16th policy anniversary and on each policy anniversary thereafter, we may credit your policy with a persistency credit of 0.15% on an annual basis. We calculate the persistency credit amount on your policy’s average accumulated value less any outstanding loan amount on each monthly payment date during the preceding policy year. We add it proportionately to your investment options according to your most recent allocation instructions.

Beginning on your 21st policy anniversary, we may increase your annual persistency credit to 0.25%.

Your policy’s persistency credit is not guaranteed, and we may discontinue the program at any time.

YOUR POLICY’S ACCUMULATED VALUE

Monthly deductions

If there is not enough accumulated value to pay the monthly charge, your policy could lapse. The performance of the investment options you choose, not making planned premium payments, or taking out a loan all affect the accumulated value of your policy.

You’ll find a discussion about when your policy might lapse, and what you can do to reinstate it, later in this section.

Unisex rates are used when a policy is owned by an employer in connection with employment-related or benefit programs.

Class is determined by a number of factors, including the age, risk classification, smoking status and gender (unless unisex rates are required) of the insureds, and the policy date and duration.

We deduct a monthly charge from your policy’s accumulated value in the investment options each monthly payment date.

Unless you tell us otherwise, we deduct the monthly charge from the investment options that make up your policy’s accumulated value, in proportion to the accumulated value you have in each option. This charge is made up of three charges:

Cost of insurance

This charge is for providing you with life insurance protection. Like other policy charges, we may profit from the cost of insurance charge and may use these profits for any lawful purpose such as the payment of distribution and administrative expenses.

There are maximum or guaranteed cost of insurance rates associated with your policy. When the younger insured reaches age 100, the guaranteed cost of insurance rate is zero – in other words, you no longer pay any cost of insurance.

The guaranteed rates include the insurance risks associated with insuring two people. They are calculated using 1980 Commissioners Standard Ordinary Mortality Tables or the 1980 Commissioners Ordinary Mortality Table B, which are used for unisex cost of insurance rates. The rates are also based on the ages, gender and risk classes of the insureds unless unisex rates are required.

Our current cost of insurance rates will apply uniformly to all members of the same class. Any changes in the cost of insurance will apply uniformly to all members of the same class. These rates generally increase as the ages of the two people increase, and they vary with the number of years the policy has been in force. Our current rates are lower than the guaranteed rates and they will not exceed the guaranteed rates in the future.

How we calculate cost of insurance

We calculate cost of insurance by multiplying the current cost of insurance rate by a discounted net amount at risk at the beginning of each policy month.

Net amount at risk for the cost of insurance calculation is the difference between a discounted death benefit that would be payable if both insureds died, and the accumulated value of your policy. We calculate it in two steps:

•  Step 1: we divide the death benefit that would be payable at the beginning of the policy month by 1.002466.

•  Step 2: we subtract your policy’s accumulated value at the beginning of the policy month from the amount we calculated in step 1.

Administrative charge

We deduct a charge of $7.50 a month. We guarantee that this charge will not increase. When the younger insured reaches age 100, the administrative charge is zero – in other words, you no longer pay any administrative charge.

If you buy additional Pacific Select Estate Preserver – NY policies that insure the same two people, we will not deduct the administrative charge from the additional policies. Instead, we’ll deduct $200 from each policy’s first premium payment to help cover our processing costs.

Mortality and expense risk charge

Mortality risk is the chance that the people insured by policies we’ve issued do not live as long as expected. This means the cost of insurance charges specified in the policies may not be enough to pay out actual claims.

Expense risk is the chance that our actual administrative and operating expenses are more than expenses we expected.

The mortality and expense risk charge helps compensate us for these risks. It has two components, which are described in the box on the following page. We guarantee this charge will not increase.

Charges for optional riders

If you add any riders to your policy, we add any charges for them to your monthly charge.

An example

For a policy that insures a male non-smoker age 56 and a female non-smoker age 53 when the policy is issued, with:

• a face amount of $2,000,000

• accumulated value of $60,000 after deducting any outstanding loan amount.

The maximum monthly charge for the face amount component is $320

(($2,000,000  ÷  1,000)   X   0.160).

The monthly charge for the accumulated value component if the policy’s accumulated value is $60,000 is:

• $45 ($60,000   X   0.075%) during policy years 1 through 10

• $15 ($60,000   X   0.025%) during policy years 11 through 20

• $2.52 ($60,000   X   .0042%) during policy year 21 and thereafter

The monthly charge for the face amount component of the mortality and expense risk charge will never exceed $0.64 per

$1,000 of the initial face amount of

your policy.

How we calculate the mortality and expense risk charge

The mortality and expense risk charge has two components: a face amount component and an accumulated value component.

•  Face amount component We deduct a face amount component every month during the first 10 policy years, at a rate that is based on the joint equal age on the policy date and each $1,000 of the initial face amount of your policy. The rates for the face amount component are shown in Appendix B.

•  Accumulated value component We deduct an accumulated value component every month during the first 10 policy years at an annual rate of 0.90% (0.075% monthly) of your policy’s accumulated value in the investment options. During policy years 11 through 20, we reduce the annual rate to 0.30% (0.025% monthly) of the accumulated value. During policy year 21 and thereafter, we further reduce the annual rate to 0.05% (0.0042% monthly) of the accumulated value. For the purposes of this charge, the amount of accumulated value is calculated on the monthly payment date after we deduct the cost of insurance and charges for any optional riders.

YOUR POLICY’S ACCUMULATED VALUE

Lapsing and reinstatement

Your policy will lapse if there is not enough accumulated value, after subtracting any outstanding loan amount, to cover the monthly charge on the day we make the deduction. Your policy’s accumulated value is affected by the following:

• loans or withdrawals you make from your policy

• not making planned premium payments

• the performance of your investment options

• charges under the policy.

If your policy lapses, you could face significant income tax liability in the year of the lapse. Tax issues are described in detail in Variable life insurance and your taxes.

There is no guarantee that your policy will not lapse even if you pay your planned periodic premium.

If there is not enough accumulated value to pay the total monthly charge, we deduct the amount that’s available and send you, and anyone you’ve assigned your policy to, a notice telling you the minimum amount you have to pay to keep your policy in force. This minimum amount is equal to three times the monthly charge that was due on the monthly payment date when there was not enough accumulated value to pay the charge.

We’ll give you a grace period of 61 days from when we send the notice to pay the required premium. Your policy will remain in force during the grace period.

If you do not make the minimum payment

If we do not receive your payment within the grace period, your policy will lapse with no value. This means we’ll end your life insurance coverage.

If you make the minimum payment

If we receive your payment within the grace period, we’ll allocate your net premium to the investment options you’ve chosen and deduct the monthly charge from your investment options in proportion to the accumulated value you have in each option.

Remember to tell us if a payment is a premium payment. Otherwise, we’ll treat it as a loan repayment.

If your policy is in danger of lapsing and you have an outstanding loan amount, you may find that making the minimum payment would cause the total premiums paid to exceed the maximum amount for your policy’s face amount under tax laws. In that situation, we will not accept the portion of your payment that would exceed the maximum amount. To stop your policy from lapsing, you’ll have to repay a portion of your outstanding loan amount.

How to avoid future lapsing

To stop your policy from lapsing in the future, you may want to make larger or more frequent premium payments if tax laws permit it. Or if you have a loan, you may want to repay a portion if it.

Paying death benefit proceeds during the grace period

If the survivor dies during the grace period, we’ll pay death benefit proceeds to your beneficiary. We’ll reduce the payment by any unpaid monthly charges and any outstanding loan amount.

Reinstating a lapsed policy

If your policy lapses, you have five years from the end of the grace period to apply for a reinstatement. We’ll reinstate it if you send us the following:

• a written application

• evidence satisfactory to us that both insureds are still insurable

• a premium payment sufficient to keep your policy in force for three months after the day your policy is reinstated

• payment of all unpaid monthly charges that were due in the grace period.

We’ll reinstate your policy as of the first monthly payment date on or after the day we approve the reinstatement. When we reinstate your policy, its accumulated value will be the same as it was on the day your policy lapsed. We’ll allocate it according to your most recent premium allocation instructions.

Reinstating a lapsed policy with an outstanding loan amount

If you had an outstanding loan amount when your policy lapsed, we will not pay or credit interest on it during the period between the lapsing and reinstatement of your policy. There are special rules that apply to reinstating a policy with an outstanding loan amount:

• If we reinstate your policy on the first monthly payment date that immediately follows the lapse, we’ll also reinstate the loan amount that was outstanding the day your policy lapsed.

• If we reinstate your policy on any monthly payment date other than the monthly payment date that immediately follows the lapse, we’ll deduct the outstanding loan amount from your policy’s accumulated value. This means you will no longer have an outstanding loan amount when your policy is reinstated.

YOUR INVESTMENT OPTIONS

This section tells you about the investment options available under your policy and how they work.

You can change your premium allocation instructions by writing or sending a fax. If we have your completed telephone and electronic authorization form on file you can call us at 1-888-595-6997 or submit a request electronically through your appointed agent. Or you can ask your registered representative to contact us.

You’ll find information about when we allocate net premiums to your investment options in How premiums work.

Your policy’s accumulated value may be allocated to up to 20 investment options at any one time.

We put your premium payments in our general and separate accounts. We own the assets in our accounts and allocate your net premiums, less any charges, to the investment options you’ve chosen. Amounts allocated to the fixed options are held in our general account. Amounts allocated to the variable investment options are held in our separate account.

You choose your initial investment options on your application. If you choose more than one investment option, you must tell us the dollar amount or percentage you want to allocate to each option. You can change your premium allocation instructions at any time.

The investment options you choose, and how they perform, will affect your policy’s accumulated value and may affect the death benefit. Please review the investment options carefully and ask your registered representative to help you choose the right ones for your goals and tolerance for risk. Make sure you understand any costs you may pay directly and indirectly on your investment options because they will affect the value of your policy.

Variable investment options

Variable investment options are also known as variable accounts. These variable accounts are divisions of our separate account. We bear the direct operating expenses of our separate account. For more information about how these accounts work, see About PL&A.

Pacific Life is the investment adviser for the Pacific Select Fund. They oversee the management of all the fund’s portfolios, and manage two of the portfolios directly. They’ve retained other portfolio managers to manage the other portfolios.

You can choose from 33 variable investment options. Each variable investment option is set up as a variable account under our separate account and invests in a corresponding portfolio of the Pacific Select Fund. Each portfolio invests in different securities and has its own investment goals, strategies and risks. The value of each portfolio will fluctuate with the value of the investments it holds, and returns are not guaranteed. Your policy’s accumulated value will fluctuate depending on the investment options you’ve chosen. You bear the investment risk of any variable investment options you choose.

The following chart is a summary of the Pacific Select Fund portfolios. You’ll find detailed descriptions of the portfolios in the Pacific Select Fund prospectus that accompanies this prospectus. There’s no guarantee that a portfolio will achieve its investment objective. You should read the fund prospectus carefully before investing.

PORTFOLIO	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER
Blue Chip	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities of “blue chip” companies and related derivatives.	A I M Capital Management, Inc.
Aggressive Growth	Long-term growth of capital.	Equity securities of small- and medium-sized growth companies.	A I M Capital Management, Inc.
Diversified Research	Long-term growth of capital.	Equity securities of U.S. companies and securities whose principal markets are in the U.S.	Capital Guardian Trust Company
Small-Cap Equity	Long-term growth of capital.	Equity securities of small companies	Capital Guardian Trust Company
International Large-Cap	Long-term growth of capital.	Equity securities of large non-U.S. companies and securities whose principal markets are outside of the U.S.	Capital Guardian Trust Company
I-Net Tollkeeper	Long-term growth of capital.	Equity securities of companies which use, support, or relate directly or indirectly to use of the Internet.	Goldman Sachs Asset Management
Financial Services	Long-term growth of capital.	Equity securities in the financial services sector (including derivatives).	INVESCO Funds Group, Inc.
Health Sciences	Long-term growth of capital.	Equity securities in the health sciences sector (including derivatives).	INVESCO Funds Group, Inc.
Technology	Long-term growth of capital.	Equity securities in the technology sector (including derivatives).	INVESCO Funds Group, Inc.
Telecommunications	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities in the telecommunications sector (including derivatives).	INVESCO Funds Group, Inc.
Strategic Value	Long-term growth of capital.	Equity securities with the potential for long-term growth of capital.	Janus Capital Management LLC
Growth LT	Long-term growth of capital consistent with the preservation of capital.	Equity securities of a large number of companies of any size.	Janus Capital Management LLC
Focused 30	Long-term growth of capital.	Equity securities selected for their growth potential.	Janus Capital Management LLC
Mid-Cap Value	Capital appreciation.	Equity securities of medium-sized U.S. companies believed to be undervalued.	Lazard Asset Management
International Value	Long-term capital appreciation.	Equity securities of relatively large companies located in developed countries outside of the U.S.	Lazard Asset Management
Capital Opportunities	Long-term growth of capital.	Equity securities with the potential for long-term growth of capital.	MFS Investment Management
Mid-Cap Growth	Long-term growth of capital.	Equity securities of medium-sized companies believed to have above-average growth potential.	MFS Investment Management

YOUR INVESTMENT OPTIONS

PORTFOLIO	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER
Global Growth	Long-term growth of capital.	Equity securities of any size located within and outside of the U.S.	MFS Investment Management
Equity Index	Investment results that correspond to the total return of common stocks publicly traded in the U.S.	Equity securities of companies that are included in or representative of the Standard & Poor’s 500 Composite Stock Price Index (including derivatives).	Mercury Advisors
Small-Cap Index	Investment results that correspond to the total return of an index of small capitalization companies.	Equity securities of small companies that are included in or representative of the Russell 2000 Index (including derivatives).	Mercury Advisors
Real Estate	Current income and long-term capital appreciation.	Equity securities of companies in the U.S. real estate industry.	Morgan Stanley Asset Management
Multi-Strategy	High total return.	A mix of equity and fixed income securities.	OppenheimerFunds, Inc.
Main Street® Core (formerly called Large-Cap Core)	Long-term growth of capital and income.	Equity securities of large dividend-paying U.S. companies.	OppenheimerFunds, Inc.
Emerging Markets	Long-term growth of capital.	Equity securities of companies that are located in countries generally regarded as “emerging market” countries.	OppenheimerFunds, Inc.
Inflation Managed	Maximize total return consistent with prudent investment management.	Inflation-indexed bonds of varying maturities.	Pacific Investment Management Company LLC
Managed Bond	Maximize total return consistent with prudent investment management.	Medium and high-quality fixed income securities with varying terms to maturity.	Pacific Investment Management Company LLC
Money Market	Current income consistent with preservation of capital.	Highest quality money market instruments believed to have limited credit risk.	Pacific Life
High Yield Bond	High level of current income.	Fixed income securities with lower and medium-quality credit ratings and intermediate to long terms to maturity.	Pacific Life
Equity Income	Current income. (Capital growth is of secondary importance.)	Equity securities of large U.S. companies.	Putnam Investment Management, LLC
Research	Long-term growth of capital.	Equity securities of large U.S. companies.	Putnam Investment Management, LLC
Equity	Capital appreciation. (Current income is of secondary importance.)	Equity securities of large U.S. growth-oriented companies.	Putnam Investment Management, LLC
Aggressive Equity	Capital appreciation.	Equity securities of small and medium-sized companies.	Putnam Investment Management, LLC
Large-Cap Value	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities of large companies.	Salomon Brothers Asset Management Inc.

An example

You ask us to allocate $6,000 to the Inflation Managed investment option on a business day. At the end of that day, the unit value of the variable account is $15. We’ll credit your policy with 400 units ($6,000 divided by $15).

The value of an accumulation unit is not the same as the value of a share in the underlying portfolio.

For information about timing of transactions, see Pacific Select Estate Preserver – NY basics.

Calculating unit values

When you choose a variable investment option, we credit your policy with accumulation units. The number of units we credit equals the amount we’ve allocated divided by the unit value of the variable account. Similarly, the number of accumulation units in your policy will be reduced when you make a transfer, withdrawal or loan from a variable investment option, and when your monthly charges are deducted.

The value of an accumulation unit is the basis for all financial transactions relating to the variable investment options. We calculate the unit value for each variable account once every business day, usually at or about 4:00 p.m. Eastern time.

Generally, for any transaction, we’ll use the next unit value calculated after we receive your written request. If we receive your written request before 4:00 p.m. Eastern time, we’ll use the unit value calculated as of the end of that business day. If we receive your request on or after 4:00 p.m. Eastern time, we’ll use the unit value calculated as of the end of the next business day.

If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day. For your monthly charge, we’ll use the unit value calculated on your monthly payment date. If your monthly payment date does not fall on a business day, we’ll use the unit value calculated as of the end of the next business day.

To calculate the unit value, we multiply the unit value from the previous business day by the net investment factor. The net investment factor for a variable account on any business day is (a) minus (b), divided by (c) where:

a = the net asset value of the variable account as of the close of the prior business day, adjusted by investment performance and any dividends or distributions paid;

b = any charges for any taxes that are, or may become, associated with the operation of the variable account; and

c = the net asset value of the variable account as of the close of the previous business day.

The net asset value of a variable account on any business day is the net asset value per share for the variable account on the business day multiplied by the number of shares in the variable account on the valuation date. The investment company in whose shares the variable account invests reports the net asset value per share and the number of shares outstanding for each variable account on each business day.

The unit value of a variable account will change with the value of its corresponding Pacific Select Fund portfolio. Changes in the unit value of a variable account will not change the number of accumulation units credited to your policy.

You’ll find more about Pacific Select Fund fees and expenses in Fee tables and in the fund prospectus.

Fees and expenses paid by the Pacific Select Fund

The Pacific Select Fund pays advisory fees and other expenses. These are deducted from the assets of the fund’s portfolios and may vary from year to year. They are not fixed and are not part of the terms of your policy. If you choose a variable investment option, these fees and expenses affect you indirectly because they reduce portfolio returns. The fund is governed by its own Board of Trustees.

YOUR INVESTMENT OPTIONS

Fixed options

The fixed options are not securities, so they do not fall under any securities act. For this reason, the SEC has not reviewed the disclosure in this prospectus about these options. However, other federal securities laws may apply to the accuracy and completeness of the disclosure about these options.

For more information about the general account, see About PL&A.

You can also choose from two fixed options: the Fixed account and the Fixed LT account. The fixed options provide a guaranteed minimum annual rate of interest. The amounts allocated to the fixed options are held in our general account. We have contracted with Pacific Life to manage our general account assets, subject to investment policies, objectives, directions and guidelines established by our Board.

Here are some things you need to know about the fixed options:

• Accumulated value allocated to the fixed options earn interest on a daily basis, using a 365-day year. Our minimum annual interest rate is 3% during the first 10 policy years, 3.6% during policy years 11 through 20, and 3.85% during policy year 21 and thereafter.

• We may offer a higher annual interest rate on the fixed options. If we do, we’ll guarantee the higher rate until your next policy anniversary.

• There are no investment risks or direct charges.

• There are limitations on when and how much you can transfer from the fixed options. These limitations are described below in Transferring among investment options.

• We may place a limit of $1,000,000 on amounts allocated to the Fixed LT account in any 12-month period. This includes allocations of net premium, transfers, and loan repayments for all PL&A policies you own. Any allocations in exceess of $1,000,000 will be allocated to your other investment options according to your most recent instructions. We may increase the $1,000,000 limit at any time at our sole discretion. To find out if a higher limit is in effect, ask your registered representative or contact us.

Transferring among

investment options

You can make transfers and use transfer programs only after the free look transfer date. For more information, please see Pacific Select Estate Preserver – NY basics.

You’ll find more about the first year transfer program later in this section.

You can transfer among your investment options any time during the life of your policy without triggering any current income tax. You can make transfers by writing to us, by making a telephone or electronic transfer, or by signing up for one of our automatic transfer programs. You’ll find more information about making telephone and electronic transfers in Pacific Select Estate Preserver – NY basics.

Transfers will normally be effective as of the end of the business day we receive your written, telephone or electronic request.

Here are some things you need to know about making transfers:

• Your policy’s accumulated value may be invested in up to 20 investment options at one time.

• If you’re making transfers between variable investment options, there is no minimum amount required and you can make as many transfers as you like.

We reserve the right, in our sole discretion, to waive the transfer restrictions on the fixed options. Please contact us or your registered representative to find out if a waiver is currently in effect.

• You can make transfers from the variable investment options to the Fixed account at any time.

• You can make transfers from the variable investment options to the Fixed LT account only in the policy month right before each policy anniversary.

• If you have transferred accumulated value out of the fixed options, you must wait 90 days before making a transfer to the Fixed account. However, you can make transfers to the Fixed account anytime during the first 18 months of your policy.

• You can only make one transfer in any 12-month period from each fixed option, except if you’ve signed up for the first year transfer program. Such transfers are limited to:

• $5,000 or 25% of your policy’s accumulated value in the Fixed account

• $5,000 or 10% of your policy’s accumulated value in the Fixed LT account.

The restrictions for transfers from the Fixed LT account are temporarily waived during the first policy year. You will be permitted to transfer any amount out of the Fixed LT account at any time during the first twelve policy months. We reserve the right to discontinue this waiver at any time. However, if the waiver is in effect on the date you sign the application for your policy, the waiver on transfer restrictions will remain in effect for your first policy year.

• Currently, there is no charge for making a transfer, but in the future we may charge you $25 per transfer in excess of 12 transfers per policy year.

• There is no minimum required value for the investment option you’re transferring to or from.

• You cannot make a transfer if your policy is in the grace period and is in danger of lapsing.

• We can restrict or suspend transfers.

• We may choose to impose limits on transfer amounts, the value of the investment options you’re transferring to or from, or the number and frequency of transfers you can make.

Market-timing restrictions

The policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Such frequent trading can disrupt management of the fund and raise expenses. This in turn can have an adverse effect on portfolio performance and therefore your policy’s performance. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the policy.

If we, or the fund’s investment adviser, determine that your transfer patterns reflect a market timing strategy, we reserve the right, in our sole discretion and without prior notice, to take restrictive action. Such restrictions could include:

• not accepting transfer instructions from a policy owner, and

• restricting your ability to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our website or any other type of electronic medium,

• not accepting transfer instructions from an agent acting on behalf of more than one policy owner, and

• not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one policy owner at a time.

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other policy owners.

Transfer programs

We offer three programs that allow you to make automatic transfers of accumulated value from one investment option to another. Under the dollar cost averaging and portfolio rebalancing programs, you can transfer among the variable investment options. Under the first year transfer program, you can make transfers from the Fixed account to the Fixed LT account and the variable investment options.

We have the right to discontinue, modify or suspend any of these transfer programs at any time.

YOUR INVESTMENT OPTIONS

Since the value of accumulation units can change, more units are credited for a scheduled transfer when unit values are lower, and fewer units when unit values are higher. This allows you to average the cost of investments over time. Investing this way does not guarantee profits or prevent losses.

Dollar cost averaging program

Our dollar cost averaging program allows you to make scheduled transfers of $50 or more between variable investment options. It does not allow you to make transfers to or from either of the fixed options. We process transfers as of the end of the business day on your policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you’ve chosen. You must have at least $5,000 in a variable investment option to start the program. Detailed information appears in the SAI.

We will not charge you for the dollar cost averaging program or for transfers made under this program, even if we decide to charge you in the future for transfers outside of the program, except if we have to by law.

Because the portfolio rebalancing program matches your original percentage allocations, we may transfer money from an investment option with relatively higher returns to one with relatively lower returns.

Portfolio rebalancing program

As the value of the underlying portfolios changes, the value of the allocations to the variable investment options will also change. The portfolio rebalancing program automatically transfers your policy’s accumulated value among the variable investment options according to your original percentage allocations. Detailed information appears in the SAI.

We do not currently charge for the portfolio rebalancing program or for transfers made under this program.
This program allows you to average the cost of investments over your first policy year. Investing this way does not guarantee profits or prevent losses.

First year transfer program

Our first year transfer program allows you to make monthly transfers during the first policy year from the Fixed account to the variable investment options or the Fixed LT account. It does not allow you to transfer among variable investment options. You enroll in the program when you apply for your policy. Detailed information appears in the SAI.

We do not currently charge for the first year transfer program or for transfers made under this program.

WITHDRAWALS, SURRENDERS AND LOANS

Making a withdrawal, taking out a loan or

surrendering your policy can change your

policy’s tax status, generate taxable

income, or make your policy more

susceptible to lapsing. Be sure to plan

carefully before using these policy benefits.

If you withdraw a larger amount than

you’ve paid into your policy, your

withdrawal may be considered taxable

income.

For more information, see Variable life

insurance and your taxes.

You can take out all or part of your policy’s accumulated value while your policy is in force by making withdrawals or surrendering your policy. You can take out a loan from us using your policy as security. You can also use your policy’s loan and withdrawal features to supplement your income, for example, during retirement.

Making withdrawals

You can choose to receive your

withdrawal in a lump sum or use it to buy

an income benefit. Please see the

discussion about income benefits in

General information about your policy.

We will not accept your request to make a

withdrawal if it will cause your policy to

become a modified endowment contract,

unless you’ve told us in writing that you

want your policy to become a modified

endowment contract.

You can withdraw part of your policy’s net cash surrender value starting on your policy’s first anniversary. Here’s how it works:

• You must send us a written request that’s signed by all owners.

• Each withdrawal must be at least $500, and the net cash surrender value of your policy after the withdrawal must be at least $500.

• If your policy has an outstanding loan amount, the maximum withdrawal you can take is the amount, if any, by which the cash surrender value just before the withdrawal, exceeds the outstanding loan amount divided by 90%.

• We’ll charge you $25 for each withdrawal you make.

• If you do not tell us which investment options to take the withdrawal from, we’ll deduct the withdrawal and the withdrawal charge from all of your investment options in proportion to the accumulated value you have in each option.

• The accumulated value, cash surrender value and net cash surrender value of your policy will be reduced by the amount of each withdrawal.

• If the survivor dies after you’ve sent a withdrawal request to us, but before we’ve made the withdrawal, we’ll deduct the amount of the withdrawal from any death benefit proceeds owing.

How withdrawals affect your policy’s death benefit

Making a withdrawal will affect your policy’s death benefit in the following ways:

• if your policy’s death benefit does not equal the guideline minimum death benefit, the death benefit will decrease by the amount of your withdrawal.

• if your policy’s death benefit equals the guideline minimum death benefit, the death benefit may decrease by more than the amount of your withdrawal.

How withdrawals affect your policy’s face amount

If you’ve chosen death benefit Option B or Option C, making a withdrawal does not reduce your policy’s face amount.

If you’ve chosen death benefit Option A or Option D, a withdrawal may reduce your face amount. The face amount will be reduced by the amount if any, by which the face amount exceeds the death benefit immediately before the withdrawal, minus the amount of the withdrawal.

WITHDRAWALS, SURRENDERS AND LOANS

Taking out a loan

The amount in the loan account, plus anyinterest you owe, is referred to throughout this prospectus as your outstanding loan amount. Your policy refers to this amount as policy debt.

Taking out a loan will affect the growth of your policy’s accumulated value, and may affect the death benefit.

You’ll find more information regarding loans in the SAI.

You can borrow money from us any time while your policy is in force. The minimum amount you can borrow is $200. The maximum amount available to borrow is less than 100% of your accumulated value.

You may request a loan either by sending us a request in writing, over the telephone or electronically. You’ll find more information about requesting a loan by telephone or electronically in Pacific Select Estate Preserver – NY basics.

• When you borrow money from us, we use your policy’s accumulated value as security. To secure the loan, we transfer an amount equal to the amount you’re borrowing from your accumulated value in the investment options to the loan account.

• You pay interest on the amount you borrow. Interest owing on the amount you’ve borrowed accrues daily at an annual rate of 4.1%.

• The accumulated value set aside to secure your loan also earns interest. The amount in the loan account earns interest daily at an annual rate of 3.1% during the first 10 policy years, 3.7% during policy years 11 through 20, and at least 3.85% during policy year 21 and thereafter.

• We currently intend to credit interest on the amount in the loan account at an annual rate of 4.1% in policy year 21 and thereafter. We can decrease the rate credited but will not decrease the annual rate to less than 3.85% on the amount in the loan account during policy year 21 and thereafter.

Paying off your loan

You can pay off all or part of the loan any time while your policy is in force. While you have an outstanding loan, we’ll treat any money you send us as a premium payment unless you tell us in writing that it’s a loan repayment.

Your outstanding loan amount could result in taxable income if you surrender your policy, if your policy lapses, or if your policy is a modified endowment contract. You should talk to your tax advisor before taking out a loan under your policy. For more information, please turn to Taking out a loan in Variable life insurance and your taxes.

What happens if you do not pay off your loan

If you do not pay off your loan, we’ll deduct the amount in the loan account, including any interest you owe, from one of the following:

• the death benefit proceeds before we pay them to your beneficiary

• the cash surrender value if you surrender your policy

• the amount we refund if you exercise your right to cancel.

Taking out a loan, whether or not you repay it, will have a permanent effect on the value of your policy. For example, while your policy’s accumulated value is held in the loan account, it will miss out on the potential earnings available through the variable investment options. The amount of interest you earn on the loan account may be less than the amount of interest you would have earned from the fixed options. These could lower your policy’s accumulated value, which could reduce the amount of the death benefit.

When a loan is outstanding, the amount in the loan account is not available to help pay for any policy charges. If, after deducting your outstanding loan amount, there is not enough accumulated value in your policy to cover the policy charges, your policy could lapse. You may need to make additional premium payments or loan repayments to prevent your policy from lapsing.

Ways to use your policy’s loan

and withdrawal features

If you’re interested in using your life insurance policy to supplement your retirement income, please contact us for more information.

You can ask your registered representative for illustrations showing how policy charges may affect existing accumulated value and how future withdrawals and loans may affect the accumulated value and death benefit.

You can also ask for accompanying charts and graphs that compare results from various retirement strategies.

You can use your policy’s loan and withdrawal features to supplement your income, for example, during retirement.

Setting up an income stream may not be suitable for all policy owners.

Here are some things you should consider when setting up an income stream:

• the rate of return you expect to earn on your investment options

• how long you would like to receive regular income

• the amount of accumulated value you want to maintain in your policy.

Understanding the risks

Using your policy to supplement your income does not change your rights or our obligations under the policy. The terms for loans and withdrawals described in this prospectus remain the same. It’s important to understand the risks that are involved in using your policy’s loan and withdrawal features. Use of these features may increase the chance of your policy lapsing.

You should consult with your financial adviser and carefully consider how much you can withdraw and borrow from your policy each year to set up your income stream.

Automated income option

Withdrawals and loans may reduce policy values and benefits. They may also increase your risk of lapse. In order to minimize the risk of lapse, you should not take additional loans or withdrawals while you are in the AIO program.

Distributions under the AIO program may result in tax liability. Please consult your tax advisor.

For more information, see Variable life insurance and your taxes.

Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Your policy is eligible after the 7th policy anniversary. To begin the program, you must have a minimum net cash surrender value of $50,000, and your policy must not qualify as a modified endowment contract.

You request participation in the AIO program and specify your AIO preferences by sending us an AIO request form. If you wish to do so, contact your registered representative for an AIO request form.

There is no fee to participate in the AIO program. The $25 fee for withdrawals under the AIO program is currently waived.

You may discontinue participation in the AIO program at any time by sending a written notice to us.

Detailed information appears in the SAI.

Surrendering your policy

You can choose to receive your money in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in General information about your policy.

You can surrender or cash in your policy at any time while either of the insureds is still living. Your policy’s cash surrender value is its accumulated value less any surrender charge that applies. The net cash surrender value equals your policy’s cash surrender value after deducting any outstanding loan amount.

Here are some things you need to know about surrendering your policy:

• You must send us your policy and a written request.

• We’ll send you the policy’s net cash surrender value. If you surrender your policy during the first 10 policy years, we’ll deduct a surrender charge.

• The surrender charge is assessed against your policy’s accumulated value. It has two parts: an underwriting surrender charge and a sales surrender charge. Both charges are based on the joint equal age on the policy date of the insureds, and on the initial face amount of your policy.

WITHDRAWALS, SURRENDERS AND LOANS

• We will not increase the charge if your policy’s face amount increases. If you decrease the face amount of your policy, we’ll charge you a surrender charge that’s calculated based on the amount of the decrease.

• We guarantee the surrender charge rates will not increase.

Policy restoration If you surrender your policy and use the proceeds to purchase another policy we must receive your request to restore your policy within 60 days of delivery of your replacement.

You may request to restore a policy you surrender if at least one insured is still living. Here’s how it works:

• We must receive your request to restore the policy along with the full amount of the surrender proceeds within 30 days from the original date of the surrender. We will not require evidence of insurability.

• If we assessed a surrender charge when you surrendered your policy, we will add the value of the charge to the surrender proceeds we receive from you.

• The surrender proceeds and any refunded surrender charge will be placed into the Fixed account as of the original date of the surrender. We will calculate and pay interest on this amount from the date of surrender to the date we process your restoration request.

• On the date we process your restoration request, we will transfer your accumulated value in the Fixed account to the investment options you choose according to your most recent premium allocation instructions.

• If you had an outstanding loan amount when you surrendered your policy, we will reinstate the loan amount that was outstanding the day you surrendered your policy.

• Once we have restored the policy, we will send you a written confirmation.

We will not restore a policy that has been surrendered for an income benefit.

GENERAL INFORMATION ABOUT YOUR POLICY

This section tells you some additional things you should know about your policy.
Income benefit

If you surrender or make a withdrawal from your policy, you can use the money to buy an income benefit that provides a monthly income. Your policy’s beneficiary can use death benefit proceeds to buy an income benefit. In addition to the income benefit described below, you can choose from other income benefits we may make available from time to time.

The following is one income benefit available under the Pacific Select Estate Preserver – NY policy:

• The income benefit is based on the life of the person receiving the income. If the policy owner is buying the income benefit, monthly income will be based on the owner’s life. If the policy’s beneficiary buys the income benefit, monthly income will be based on the beneficiary’s life.

• We’ll pay a monthly income for at least 10 years regardless of whether the person receiving the income is still alive.

• After 10 years, we’ll only pay the monthly income for as long as the person receiving it is still alive.

• The minimum monthly income benefit calculated must be at least $100.

• For this income benefit, the amount you receive will always be at least as much as the amount guaranteed by your policy.

Reduced Paid-Up Benefit

You may use the net cash surrender value of your policy to purchase fixed paid-up insurance on the lives of the people insured by the policy, or the life of the person insured by the policy, if only one person is living at the time of conversion. You may choose to do this on any policy anniversary while the policy is in force. We guarantee your right to convert your policy, and we will not require evidence of insurability.

If you convert your policy, your policy and any riders attached to it will terminate and the net cash surrender value will be transferred to our general account. Investment options are not available under the policy issued when you convert.

The net cash surrender value will be applied as a net single premium to purchase paid-up insurance. No premium payments will be required or accepted on the converted policy. The amount of such insurance will be calculated based on 1980 Commissioners Standard Ordinary Mortality Tables, 3% interest and on the ages and risk classifications of the people insured by the policy or, if only one person is living at the time of conversion, the age and risk classification of the surviving person.

Paying the death benefit in the case of suicide

If both insureds commit suicide, or if the survivor commits suicide, within two years of the policy date, while sane or insane, death benefit proceeds will be the total of all premiums you’ve paid, less any outstanding loan amount and any withdrawals you’ve made.

Replacement of life insurance or annuities

The term replacement has a special meaning in the life insurance industry. Before you make a decision to buy, we want you to understand what impact a replacement may have on your existing insurance policy.

GENERAL INFORMATION ABOUT YOUR POLICY

A replacement occurs when you buy a new life insurance policy or annuity contract, and a policy or contract you already own has been or will be:

• lapsed, forfeited, surrendered or partially surrendered, assigned to the replacing insurer, or otherwise terminated

• converted to reduced paid-up insurance, continued as extended term insurance, or otherwise reduced in value by the use of nonforfeiture benefits or other policy values

• amended to effect either a reduction in benefits or in the term for which coverage would otherwise remain in force or for which benefits would be paid

• reissued with any reduction in cash value, or

• pledged as collateral or subject to borrowing, whether in a single loan or under a schedule of borrowing over a period of time.

There are circumstances when replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. A replacement may affect your plan of insurance in the following ways:

• You will pay new acquisition costs;

• You may have to submit to new medical examinations;

• You may pay increased premiums because of your increased age or changed health;

• Claims made in the early policy years may be contested;

• You may have to pay surrender charges and/or income taxes on your current policy or contract values;

• Your new policy or contract values may be subject to surrender charges; and

• If part of a financed purchase, your existing policy or contract values or death benefit may be reduced.

You should carefully compare the costs and benefits of your existing policy or contract with those of the new policy or contract to determine whether replacement is in your best interest.

Errors on your application

If the age of either insured is stated incorrectly on your application, the death benefit under your policy will be the greater of the following:

• the amount of death benefit that would be purchased by the most recent cost of insurance charge for the correct age or

• the guideline minimum death benefit for the correct age.

We’ll adjust the accumulated value by recalculating all previous cost of insurance charges and other monthly deductions based on the correct age.

Contesting the validity of your policy

We have the right to contest the validity of your policy for two years from the policy date. Once your policy has been in force for two years from the policy date during the lifetime of the insureds, we generally lose the right to contest its validity.

We also have the right to contest the validity of a policy that you reinstate for two years from the day that it was reinstated. Once your reinstated policy has been in force for two years from the reinstatement date during the lifetime of the insureds, we generally lose the right to contest its validity. During this period, we may contest your policy only if there is a material misrepresentation on your application for reinstatement.

We have the right to contest the validity of an increase in the face amount of a policy for two years from the day the increase becomes effective. Once the increased face amount has been in force for two years during the lifetime of the insureds, we generally lose the right to contest its validity.

Regardless of the above, we can contest the validity of your policy for failure to pay premiums at any time. The policy will terminate upon successful contest with respect to either insured.

Assigning your policy as collateral Assigning a policy that’s a modified endowment contract may generate taxable income and a 10% penalty tax.

You can assign your policy as collateral to secure a loan, mortgage, or other kind of debt. Here’s how it works:

• An assignment does not change the ownership of the policy.

• After the policy has been assigned, your rights and the rights of your beneficiary will be subject to the assignment. The entire policy, including any income benefit, rider, benefit and endorsement, will also be subject to the assignment.

• We’re not responsible for the validity of any assignment.

• We must receive a copy of the original assignment before we’ll consider it binding.

• Unless otherwise provided, the person or organization you assign your policy to may exercise the rights under the policy, except the right to change the policy owner or the beneficiary or the right to choose a monthly income benefit.

Non-participating	This policy will not share in any of our surplus earnings.

VARIABLE LIFE INSURANCE AND YOUR TAXES

This discussion about taxes is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It’s based on the Internal Revenue Code (the tax code) and does not cover any state or local tax laws.

The tax consequences of owning a policy

or receiving proceeds from it may vary by

jurisdiction and according to the

circumstances of each owner or beneficiary.

Speak to a qualified tax adviser for

complete information about federal, state

and local taxes that may apply to you.

Recently passed tax legislation provides, among other things, for reductions in federal estate tax rates, increases in the exemption amount, and a “repeal” of the federal estate tax in 2010. However, the legislation provides for full reinstatement of the federal estate tax in the year 2011. If you are considering the purchase of the policy to help pay federal estate taxes at death, consult with your tax advisor.

This is not a complete discussion of all federal income tax questions that may arise under the policy. There are special rules that we do not include here that may apply in certain situations.

We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life insurance policies, other tax consequences described in this discussion or tax consequences that relate directly or indirectly to life insurance policies.

We do not make any guarantees about the tax status of your policy, and you should not consider the discussion that follows to be tax advice.

Tax treatment of life insurance

policies

In order to qualify as a life insurance contract for federal income tax purposes, the policy must meet the statutory definition of life insurance.

Death benefits may be excluded from income under Section 101(a) of the tax code.

We believe that last survivor policies meet the statutory definition of life insurance under Section 7702 of the tax code. However, the area of tax law relating to the definition of life insurance does not explicitly address all relevant issues relating to last survivor life insurance policies. We reserve the right to make changes to the policy if we deem the changes appropriate to continue to qualify your policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance. This includes excluding the death benefit from the gross income of the beneficiary.

Definition of life insurance

We believe that the policy qualifies as life insurance. That means it will receive the same tax advantages as a conventional fixed life insurance policy. The two main tax advantages are:

• In general, your policy’s beneficiary will not be subject to federal income tax when he or she receives the death benefit proceeds. This is true regardless of whether the beneficiary is an individual, corporation, or other entity.

• You’ll generally not be taxed on your policy’s accumulated value unless you receive a cash distribution by making a withdrawal, surrendering your policy, or in some instances, taking a loan from your policy.

The tax laws defining life insurance, however, do not cover all policy features. Your policy may have features that could prevent it from qualifying as life insurance. For example, the tax laws have yet to address many issues concerning the treatment of substandard risk policies, policies with term insurance on the person insured by the policy or certain tax requirements relating to joint survivorship life insurance policies. We can make changes to your policy if we believe the changes are needed to ensure that your policy continues to qualify as a life insurance contract.

The tax code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid.

While the Treasury Department has issued proposed regulations about reasonable standards for mortality charges, the standards that apply to joint survivor life insurance policies are not entirely clear. While we believe that our mortality costs and other expenses used in calculating whether the policy qualifies as life insurance are reasonable under current laws, we cannot be sure that the IRS agrees with us. We can change our mortality charges if we believe the changes are needed to ensure that your policy qualifies as a life insurance contract.

Section 817(h) of the tax code describes the diversification rules.

For more information about diversification rules, please see Managing Pacific Select Fund in the accompanying Pacific Select Fund prospectus.

Diversification rules and ownership of the separate account

Your policy will not qualify for the tax benefit of a life insurance contract unless, among other requirements, the separate account follows certain rules requiring diversification of investments underlying the policy. In addition, the IRS requires that the policyholder not have control over the underlying assets.

The Treasury Department has announced that the diversification rules “do not provide guidance concerning the circumstances in which it will treat an investor, rather than the insurance company, as the owner of the assets in a separate account.” The IRS treats a variable policy owner as the owner of separate account assets if he or she has the ability to exercise investment control over them. Owners of the assets are taxed on any income or gains the assets generate. Although the Treasury Department announced several years ago that it would provide further guidance on the issue, it had not done so when we wrote this prospectus.

The ownership rights under your policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible the IRS would treat you as the owner of your policy’s proportionate share of the assets of the separate account.

We do not know what will be in future Treasury Department regulations or other guidance. We cannot guarantee that the fund’s portfolios will be able to operate as currently described in the prospectus, or that the fund will not have to change any portfolio’s investment objective or policies. We can modify your policy if we believe it will prevent you from being considered the owner of your policy’s proportionate share of the assets of the separate account.

Policy exchanges fall under Section 1035(a) of the tax code.

Policy exchanges

If you exchange your policy for another one that insures the same person, it generally will be treated as a tax-free exchange and, if so, will not result in the recognition of gain or loss. If any of the people insured by the policy are changed, the exchange will be treated as a taxable exchange.

Change of ownership

You may have taxable income if you transfer ownership of your policy, sell your policy, or change the ownership of it in any way.

There are special rules for corporate-owned policies. You should consult your tax adviser. Section 59A of the tax code deals with the environmental tax.

Corporate owners

There are special tax issues for corporate owners:

• using your policy to fund deferred compensation arrangements for employees has special tax consequences

• corporate ownership of a policy may affect your liability under the alternative minimum tax and the environmental tax.

VARIABLE LIFE INSURANCE AND YOUR TAXES

Conventional life insurance policies

Under Section 7702A of the tax code, policies that are not classified as modified endowment contracts are taxed as conventional life insurance policies.

The cost basis in your policy is generally the premiums you’ve paid plus any taxable distributions less any withdrawals or premiums previously recovered that were not taxable.

The tax treatment of your policy will depend upon whether it is a type of contract known as a modified endowment contract. We describe modified endowment contracts later in this section. If your policy is not a modified endowment contract, it will be treated as a conventional life insurance policy and will have the following tax treatment:

Surrendering your policy

When you surrender, or cash in, your policy, you’ll generally be taxed on the difference, if any, between the cash surrender value and the cost basis in your policy.

Making a withdrawal

If you make a withdrawal after your policy has been in force for 15 years, you’ll only be taxed on the amount you withdraw that exceeds the cost basis in the policy.

Special rules apply if you make a withdrawal within the first 15 policy years and it’s accompanied by a reduction in benefits. In this case, there is a special formula under which you may be taxed on all or a portion of the withdrawal amount.

Taking out a loan

If you take out a loan, you will not pay tax on the loan amount unless your policy is surrendered or lapses and you have not repaid your outstanding loan amount. The interest you pay, or that’s accrued, on a loan is generally nondeductible. Ask your tax adviser for more information.

Loans and corporate-owned policies

If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest. If the taxpayer is an entity that’s a direct or indirect beneficiary of certain life insurance, endowment or annuity contracts, a portion of the entity’s deductions for loan interest may be disallowed, even though this interest may relate to debt that’s completely unrelated to the contract. There may be a limited exception that applies to contracts issued on 20% owners, officers, directors or employees of the entity. For more information about this exception, you should consult your tax adviser.

Modified endowment contracts

Section 7702A of the tax code defines a class of life insurance policies known as modified endowment contracts. Like other life insurance policies, the death benefit proceeds paid to your beneficiary generally are not subject to federal income tax and your policy’s accumulated value grows on a tax-deferred basis until you receive a cash distribution.

If there is a material change to your policy, like a change in the death benefit, we may have to retest your policy and restart the seven-pay premium period to determine whether the change has caused the policy to become a modified endowment contract.

A modified endowment contract is a special type of life insurance policy. If your policy is a modified endowment contract, it will have the tax treatment described below. Any distributions you receive during the life of the policy are treated differently than under conventional life insurance policies. Withdrawals, loans, pledges, assignments and surrendering your policy are all considered distributions and may be subject to tax on an income-first basis and a 10% penalty.

When a policy becomes a modified endowment contract

A life insurance policy becomes a modified endowment contract if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the seven-pay limit. The seven-pay limit is the cumulative total of the level annual premiums (or seven-pay premiums) required to pay for the policy’s future death and endowment benefits.

For example, if the seven-pay premiums were $1,000 a year, the maximum premiums you could pay during the first seven years to avoid modified endowment treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a Pacific Select Estate Preserver – NY policy may or may not be a modified endowment contract, depending on the amount of premiums paid during the policy’s first seven contract years or after a material change has been made to the policy.

Surrendering your policy

If you surrender your policy, you’re taxed on the amount by which the cash surrender value exceeds the cost basis in the policy.

Making a withdrawal or taking out a loan

If you make a withdrawal or take out a loan from a modified endowment contract, you’re taxed on the amount of the withdrawal or loan that’s considered income, including all previously non-taxed gains. Income is the difference between the cash surrender value and the cost basis in your policy. It’s unclear whether interest paid, or accrued, on a loan is considered interest for federal income tax purposes. If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest. You should consult your tax adviser.

All modified endowment contracts we or our affiliates issue to you in a calendar year are treated as a single contract when we calculate whether a distribution amount is subject to tax.

10% penalty tax

If any amount you receive from a modified endowment contract is taxable, you may also have to pay a penalty tax equal to 10% of the taxable amount.

A taxpayer will not have to pay the penalty tax if any of the following exceptions apply:

• you’re at least 59 1 / 2 years old

• you’re receiving an amount because you’ve become disabled

• you’re receiving an amount that’s part of a series of substantially equal periodic payments, paid out at least annually. These payments may be made for your life or life expectancy or for the joint lives or joint life expectancies of you and your beneficiaries.

Distributions before a policy becomes a modified endowment contract

If your policy fails the seven-pay test and becomes a modified endowment contract, any amount you receive or are deemed to have received during the two years before it became a modified endowment contract may be taxable. The distribution would be treated as having been made in anticipation of the policy’s failing to meet the seven-pay test under Treasury Department regulations which are yet to be prescribed.

Policy riders Please see the discussion of optional riders in The death benefit. Please consult with your tax adviser if you want to exercise your rights under this rider.

Split policy option rider

This rider allows a policy to be split into two individual policies. If the split is not treated as a nontaxable exchange, it could result in the recognition of taxable income up to any gain or income in the policy at the time of the split.

ABOUT PL&A

Pacific Life & Annuity Company is a life insurance company based in Arizona. Our operations include life insurance, annuity and institutional products, group life and health insurance and various other insurance products and services. At the end of 2002, we had statutory assets of $         million.

PL&A is authorized to conduct life insurance and annuity business in Arizona, New York and certain other states. Our principal office is located at 700 Newport Center Drive, Newport Beach, California 92660.

How our accounts work	We own the assets in our general account and our separate account. We allocate your net premiums to these accounts according to the investment options you’ve chosen. General account
We can provide you with reports of our ratings as an insurance company and our ability to pay claims with respect to our general account assets.

Our general account includes all of our assets, except for those held in our separate accounts. We guarantee you an interest rate for up to one year on any amount allocated to the fixed options. The rate is reset annually. The fixed options are part of our general account, which we may invest as we wish, according to any laws that apply. We’ll credit the guaranteed rate even if the investments we make earn less. Our ability to pay these guarantees is backed by our strength as a company.

The fixed options are not securities, so they do not fall under any securities act. For this reason, the SEC has not reviewed the disclosure in this prospectus about the fixed options. However, other federal securities laws may apply to the accuracy and completeness of the disclosure about the fixed options.

Separate account

Amounts allocated to the variable investment options are held in our separate account. The assets in this account are kept separate from the assets in our general account and our other separate accounts, and are protected from our general creditors.

The separate account is divided into variable accounts. Each variable account invests in shares of a designated portfolio of the Pacific Select Fund. We may add variable accounts that invest in other portfolios of the fund or in other securities.

We’re the legal owner of the assets in the separate account, and pay its operating expenses. The separate account is operated only for our variable life insurance policies. We must keep enough money in the account to pay anticipated obligations under the insurance policies funded by the account, but we can transfer any amount that’s more than these anticipated obligations to our general account. Some of the money in the separate account may include charges we collect from the account and any investment results on those charges.

We cannot charge the assets in the separate account attributable to our reserves and other liabilities under the policies funded by the account with any liabilities from our other business.

Similarly, the income, gains or losses, realized or unrealized, of the assets of any variable account belong to that variable account and are credited to or charged against the assets held in that variable account without regard to our other income, gains or losses.

Making changes to the separate account

We can add, change or remove any securities that the separate account or any variable account holds or buys, as long as we comply with the laws that apply.

We can substitute shares of one Pacific Select Fund portfolio with shares of another portfolio or fund if:

• any portfolio is no longer available for investment

• our management believes that a portfolio is no longer appropriate in view of the purposes of the policy.

We’ll give you any required notice or receive any required approval from policy owners or the SEC before we substitute any shares. We’ll comply with the filing or other procedures established by insurance regulators as required by law.

We can add new variable accounts, which may include additional subaccounts of the separate account, to serve as investment options under the policies. These may be managed separate accounts or they may invest in a new portfolio of the fund, or in shares of another investment company or one of its portfolios, or in a suitable investment vehicle with a specified investment objective.

We can add new variable accounts when we believe that it’s warranted by marketing needs or investment conditions. We’ll decide on what basis we’ll make new accounts available to existing policy owners.

We can also eliminate any of our variable accounts if we believe marketing, tax or investment conditions warrant it. We can terminate and liquidate any variable account.

If we make any changes to variable accounts or substitution of securities, we can make appropriate changes to this policy or any of our other policies, by appropriate endorsement, to reflect the change or substitution.

We will notify you if there is a material change in the investment policy of a Variable Account. The notice will inform you of your options, including your option to transfer from such Variable Account to the Fixed Account within 60 days after:

• the effective date of the material change, or

• the date you receive the notice, whichever is later.

If we believe it’s in the best interests of people holding voting rights under the policies and we meet any required regulatory approvals we can do the following:

• operate the separate account as a management investment company, unit investment trust, or any other form permitted under securities or other laws

• register or deregister the separate account under securities law

• combine the separate account with one of our other separate accounts or our affiliates’ separate accounts

• combine one or more variable accounts

• create a committee, board or other group to manage the separate account

• change the classification of any variable account.

ABOUT PL&A

Taxes we pay

We may be charged for state and local taxes. Currently, we pay these taxes because they are small amounts with respect to the policy. If these taxes increase significantly, we may deduct them from the separate account.

We may charge the separate account for any federal, state and local taxes that apply to the separate account or to our operations. This could happen if our tax status or the tax treatment of variable life insurance changes.

Voting rights

We’re the legal owner of the shares of the Pacific Select Fund that are held by the variable accounts. We may vote on any matter at shareholder meetings of the fund. However, we are required by law to vote as you instruct on the shares relating to your allocation in a variable investment option. This is called your voting interest.

Your voting interest is calculated as of a day set by the Board of Trustees of the fund called the record date. Your voting interest equals the accumulated value in a variable investment option divided by the net asset value of a share of the corresponding portfolio. Fractional shares are included. If allowed by law, we may change how we calculate your voting interest.

We’ll send you documents from the fund called proxy materials. They include information about the items you’ll be voting on and forms for you to give us your instructions. We’ll vote shares held in the separate account for which we do not receive voting instructions in the same proportion as all other shares in the portfolio held by that separate account for which we’ve received timely instructions. If we do not receive any voting instructions for the shares in a separate account, we will vote the shares in that separate account in the same proportion as the total votes for all of our separate accounts for which we’ve received timely instructions.

We’ll vote shares of any portfolio we hold in our general account in the same proportion as the total votes for all of our separate accounts, including this separate account.

If the law changes to allow it, we can vote as we wish on shares of the portfolios held in the separate account.

When required by state insurance regulatory authorities, we may disregard voting instructions that:

• would change a portfolio’s investment objective or subclassification

• would approve or disapprove an investment advisory contract.

We may disregard voting instructions on a change initiated by policy owners that would change a portfolio’s investment policy, investment adviser or portfolio manager if:

• our disapproval is reasonable

• we determine in good faith that the change would be against state law or otherwise be inappropriate, considering the portfolio’s objectives and purpose, and considering what effect the change would have on us.

If we disregard any voting instructions, we’ll include a summary of the action we took and our reasons for it in the next report to policy owners.

Illustrations

If you ask us, we’ll provide you with different kinds of illustrations.

• Illustrations based on information you give us about the age of the people to be insured by the policy, their risk class, the face amount, the death benefit and premium payments.

• Illustrations that show the allocation of premium payments to specified variable accounts. These will reflect the expenses of the portfolio of the Fund in which the variable account invests.

• Illustrations that use a hypothetical gross rate of return that’s greater than 12%. These are available only to certain large institutional investors.

We will provide you with illustrations based on different sets of assumptions upon your request. You can request such illustrations at any time. Illustrations may help you understand how your policy values would vary over time based on different assumptions.

State regulation

We’re subject to the laws of the state of Arizona governing insurance companies and to regulations issued by the Commissioner of Insurance of Arizona. In addition, we’re subject to the insurance laws and regulations of the other states and jurisdictions in which we’re licensed or may become licensed to operate.

An annual statement in a prescribed form must be filed with the Commissioner of Insurance of Arizona and with regulatory authorities of other states on or before March 1st in each year. This statement covers our operations for the preceding year and our financial condition as of December 31st of that year. Our affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of our operations at periodic intervals.

Legal proceedings and legal matters

The separate account is not involved in any legal proceedings that would have a material effect on policy owners.

Legal matters concerning the issue and sale of the life insurance policies described in this prospectus, our organization and authority to issue the policies under Arizona law, and the validity of the forms of the policies under Arizona law, have been passed upon by our general counsel. Legal matters relating to federal securities laws and federal income tax laws have been passed upon by Dechert LLP.

Registration statement

We’ve filed a registration statement with the SEC for Pacific Select Estate Preserver – NY, under the Securities Act of 1933. The SEC’s rules allow us to omit some of the information required by the registration statement from this prospectus. You can ask for it from the SEC’s office in Washington, D.C. They may charge you a fee.

ABOUT PL&A

Financial statements

The statement of assets and liabilities of Pacific Select Exec Separate Account as of December 31, 200   and the related statement of operations and financial highlights for the year then ended and the statements of changes in net assets for each of the two years in the period then ended are contained in the SAI.

The consolidated statements of financial condition for PL&A as of December 31, 200_ and 200_ and the consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 200_, are contained in the SAI.

TERMS USED IN THIS PROSPECTUS

We’ve tried to make this prospectus easy to read and understand, but you may find some words and terms that are new to you. We’ve identified some of these below and the pages where you’ll find an explanation of what they mean.

If you have any questions, please ask your registered representative or call us at 1-888-595-6997.

In this prospectus, you and your mean the policy holder or owner. PL&A, we, us and our refer to Pacific Life & Annuity Company. The fund refers to Pacific Select Fund. Policy means a Pacific Select Estate Preserver – NY variable life insurance policy, unless we state otherwise.

Accumulated value

Accumulation units

Age

Allocation

Assignment

Beneficiary

Business day

Cash surrender value

Contingent beneficiary

Cost of insurance rate

Death benefit

Death benefit factor

Death benefit percentage

Face amount

Fixed account

Fixed LT account

Fixed options

General account

Guideline minimum death benefit

Illustration

In force

Income benefit

Insured

Joint equal age

Joint owners

25 33 11 21 43 11 15 39 11 26 17 18 18 17 34 34 34 48 18 51 10 41 10 18 10

Lapse

Loan account

Modified endowment contract

Monthly payment date

Net amount at risk

Net cash surrender value

Net investment factor

Net premium

Outstanding loan amount

Planned periodic premium

Policy anniversary

Policy date

Policy year

Portfolio

Proper form

Reinstatement

Riders

Separate account

Seven-pay limit

Survivor

Tax code

Unit value

Variable account

Variable investment option

28 38 46 12 19 39 33 21 38 21 12 11 11 30 15 28 20 48 46 10 44 33 30 30

APPENDIX A – JOINT EQUAL AGE

An example

This example assumes a male smoker

who is age 65 and a female nonsmoker

who is age 55.

Here’s how we calculate the joint equal

age.

Step 1

Subtract 0 from the male age of 65. For

the female, subtract 5 from age 55.

Adjusted ages after Step 1:

• Male 65

• Female 50

Step 2

Subtract 50 from 65. The difference is 15.

The add-on factor for 15 is 6 in the table.

Step 3

Add 6, the add-on factor to 50, the

younger adjusted ager.

The joint equal age is 56.

Joint equal age is a calculation that combines the ages and insurance risks of two people insured by a policy. It changes many possible combinations of ages, risk classes, and genders for the insureds into a two life status. With joint equal age, we assume that both people have the same age, gender (both always male), and risk class (both smoker or both nonsmoker).

How we use joint equal age

Using the joint equal age of the insureds eliminates many of the tables needed when age rates are used. We use the joint equal age for calculating the following:

• certain policy charges. We use joint equal age to determine the rates per $1000 of initial face amount for the sales surrender target and underwriting surrender charge.

• the death benefit under Option D.

How we calculate joint equal age

Here are the three steps we use to calculate joint equal age. We start with the actual ages of the insureds on the policy date.

Step 1 Adjust ages for gender

We subtract years from the age of each insured, based on gender. The table below shows how we make the adjustment.

Gender	Subtract from adjusted age (years)

Female Male Unisex	5 0 1

Step 2 Determine the add-on factor
We subtract the younger adjusted age from the older adjusted age. We find the difference between the two in the table below and go across the row to determine the add-on factor.

Difference in adjusted age (years)	Add-on factor (years)	Difference in adjusted age (years)	Add-on factor (years)

0 1-2 3-4 5-6 7-9 10-12 13-15 16-18 19-23 24-28 29-34 35-39	0 1 2 3 4 5 6 7 8 9 10 11	40-44 45-47 48-50 51-53 54-56 57-60 61-64 65-69 70-75 76-82 83-91 92-100	12 13 14 15 16 17 18 19 20 21 22 23

Step 3 Calculate joint equal age We add the add-on factor to the younger adjusted age (from Step 1). The sum is the joint equal age.

A-1

APPENDIX B – RATES PER $1,000 OF INITIAL FACE AMOUNT

Joint equal age	Sales surrender target1	Underwriting surrender charge	Face amount component of M & E risk charge[2]	Joint equal age	Sales surrender target1	Underwriting surrender charge	Face amount component of M & E risk charge[2]

15	3.98	2.0	0.098	51	13.20	5.3	0.159
16	4.05	2.1	0.098	52	13.98	5.4	0.163
17	4.13	2.1	0.099	53	14.82	5.5	0.167
18	4.30	2.2	0.100	54	16.00	5.8	0.172
19	4.27	2.3	0.100	55	17.07	6.1	0.176
20	4.34	2.3	0.101	56	18.42	6.4	0.182
21	4.52	2.4	0.102	57	19.77	6.7	0.187
22	4.60	2.4	0.103	58	21.33	7.0	0.193
23	4.68	2.5	0.104	59	22.92	7.3	0.200
24	4.76	2.6	0.105	60	24.60	7.6	0.207
25	4.84	2.7	0.106	61	26.29	7.9	0.214
26	4.93	2.8	0.107	62	28.18	8.2	0.222
27	5.02	2.9	0.108	63	30.17	8.5	0.231
28	5.11	3.0	0.109	64	32.83	8.9	0.240
29	5.18	3.1	0.110	65	35.66	9.3	0.250
30	5.26	3.2	0.111	66	38.42	9.7	0.261
31	5.34	3.3	0.112	67	41.48	10.1	0.273
32	5.42	3.4	0.114	68	44.75	10.5	0.286
33	5.51	3.5	0.115	69	48.08	10.9	0.300
34	5.84	3.6	0.117	70	50.94	11.3	0.316
35	5.98	3.7	0.118	71	54.60	11.7	0.332
36	6.33	3.8	0.120	72	56.78	12.1	0.350
37	6.60	3.9	0.122	73	60.34	12.5	0.370
38	6.78	4.0	0.123	74	65.37	12.9	0.391
39	7.17	4.1	0.125	75	68.95	13.3	0.414
40	7.58	4.2	0.127	76	70.86	13.7	0.440
41	8.02	4.3	01.29	77	72.68	14.1	0.467
42	8.58	4.4	0.132	78	74.86	14.5	0.498
43	9.08	4.5	0.134	79	77.34	14.9	0.531
44	9.52	4.6	0.137	80	79.33	15.3	0.567
45	9.77	4.7	0.139	81	76.61	15.7	0.553
46	10.14	4.8	0.142	82	78.74	16.1	0.584
47	10.62	4.9	0.145	83	77.90	16.5	0.599
48	11.02	5.0	0.148	84	80.62	16.9	0.614
49	11.57	5.1	0.151	85	82.10	17.3	0.640
50	12.36	5.2	0.155

1	Maximum sales surrender target for the joint equal age. The sales surrender target charged may be less and will depend upon the individual ages and the sex of the insureds.

2	Maximum face amount component of the M&E risk charge for the joint equal age. The face amount component of the M&E risk charge may be less and will depend upon the individual ages and the sex of the insureds.

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APPENDIX C – DEATH BENEFIT PERCENTAGES

Age	Percentage	Age	Percentage	Age	Percentage	Age	Percentage

0-40	250	50	185	60	130	70	115
41	243	51	178	61	128	71	113
42	236	52	171	62	126	72	111
43	229	53	164	63	124	73	109
44	222	54	157	64	122	74	107
45	215	55	150	65	120	75-90	105
46	209	56	146	66	119	91	104
47	203	57	142	67	118	92	103
48	197	58	138	68	117	93	102
49	191	59	134	69	116	>93	101

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APPENDIX D – DEATH BENEFIT FACTOR TABLE

Rate per $1.00 of Face Amount

Joint equal age	Policy years*

	5	10	15	20	25	30	35	40	45	50	55	60	65	70	75+

15	1.000	1.000	1.000	1.001	1.002	1.005	1.010	1.022	1.048	1.102	1.210	1.415	1.702	1.957	2.000
20	1.000	1.000	1.001	1.002	1.004	1.009	1.021	1.046	1.100	1.207	1.411	1.700	1.957	2.000	2.000
25	1.000	1.000	1.001	1.003	1.008	1.019	1.044	1.097	1.204	1.408	1.697	1.956	2.000	2.000	2.000
30	1.000	1.001	1.003	1.007	1.018	1.042	1.094	1.200	1.404	1.694	1.955	2.000	2.000	2.000	2.000
35	1.000	1.002	1.006	1.016	1.039	1.091	1.197	1.400	1.692	1.954	2.000	2.000	2.000	2.000	2.000
40	1.001	1.005	1.014	1.036	1.087	1.192	1.395	1.688	1.953	2.000	2.000	2.000	2.000	2.000	2.000
45	1.002	1.011	1.032	1.081	1.185	1.388	1.682	1.952	2.000	2.000	2.000	2.000	2.000	2.000	2.000
50	1.006	1.025	1.072	1.174	1.376	1.674	1.949	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
55	1.015	1.058	1.157	1.358	1.660	1.945	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
60	1.035	1.128	1.327	1.636	1.936	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
65	1.079	1.274	1.595	1.920	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
70	1.175	1.519	1.891	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
75	1.357	1.822	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
80	1.620	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
85	1.894	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
90	1.969	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
95	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
99	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000

* Factors are portrayed for both joint equal ages and policy anniversaries, at five year intervals. See your policy for one year increments in death benefit factors.

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PACIFIC SELECT ESTATE PRESERVER – NY	WHERE TO GO FOR MORE INFORMATION

The Pacific Select Estate Preserver – NY variable life insurance policy is underwritten by Pacific Life & Annuity Company.

You'll find more information about the policy and Pacific Select Exec Separate Account in the SAI dated                            . The SAI has been filed with the SEC and is considered to be part of this prospectus because it's incorporated by reference.

You can get a copy of the SAI without charge by calling or writing to us, or you can view it online at our website. You can also contact the SEC to get the SAI, material incorporated into this prospectus by reference, and other information about registrants that file electronically with the SEC. The SEC may charge you a fee for this information.

If you ask us, we'll provide you with illustrations of policy benefits based on different sets of assumptions. Illustrations may help you understand how your policy's death benefit, cash surrender value and accumulated value would vary over time based on different assumptions. You can get one policy illustration free of charge per policy year by calling or writing to us. We reserve the right to charge $25 for additional illustrations.

How to contact us	Pacific Life & Annuity Company Client Services Department 700 Newport Center Drive P.O. Box 6530 Newport Beach, California 92658-6530 1-888-595-6997 7 a.m. through 5 p.m. Pacific time
How to contact the SEC

You can also find reports and other information about the policy and separate account from the SEC. The SEC may charge you a fee for this information.

Public Reference Section of the SEC

Washington, D.C. 20549-6009

1-800-SEC-0330

Internet:  www.sec.gov

SEC file number 333-62446

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2003

PACIFIC SELECT ESTATE PRESERVER – NY

PACIFIC SELECT EXEC SEPARATE ACCOUNT

Pacific Select Estate Preserver – NY is a last survivor variable life insurance policy offered by Pacific Life & Annuity Company.

This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the policy’s prospectus, dated May 1, 2003, which is available without charge upon written or telephone request to PL&A. Terms used in this SAI have the same meanings as in the prospectus, and some additional terms are defined particularly for this SAI.

Pacific Life & Annuity Company

P.O. Box 6530

Newport Beach, CA 92658-6530

1-888-595-6997

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PREMIUM LIMITATIONS

Federal tax law puts limits on the amount of premium payments you can make in relation to your policy’s death benefit. These limits apply in the following situations.

Guideline Premium Limit

The total amount you can pay in premiums and still have your policy qualify as life insurance is your policy’s guideline premium limit. The sum of the premiums paid, less any withdrawals, at any time cannot exceed the guideline premium limit, which is the greater of:

•	the guideline single premium or
•	the sum of the guideline level annual premiums.

We may refuse to accept all or part of a premium payment if, by accepting it, you will exceed your policy’s guideline premium limit. If we find that you’ve exceeded your guideline premium limit, we may remove all or part of a premium you’ve paid from your policy as of the day we applied it, and return it to you. We’ll adjust the death benefit retroactively to that date to reflect the reduction in premium payments.

Your policy’s guideline single premium and guideline level annual premiums appear on your policy’s specification pages. Before you buy a policy, you can ask us or your registered representative for a personalized illustration that will show you the guideline single premium and guideline level annual premiums.

Modified endowment contract

A life insurance policy will become a modified endowment contract if the sum of premium payments made during the first seven contract years, less a portion of withdrawals, exceeds the seven-pay limit defined in section 7702A of the Internal Revenue Code. You’ll find a detailed discussion of modified endowment contracts in Variable life insurance and your taxes in the prospectus.

Unless you’ve told us in writing that you want your policy to become a modified endowment contract, we’ll remove all or part of the premium payment from your policy as of the day we applied it and return it to you. We’ll also adjust the death benefit retroactively to that date to reflect the reduction in premium payments. If we receive such a premium within 20 days before your policy anniversary, we’ll hold it and apply it to your policy on the anniversary date.

In both of these situations, if we remove an excess premium from your policy, we’ll return the premium amount to you no later than 60 days after the end of the policy year. We may adjust the amount for interest or for changes in accumulated value that relate to the amount of the excess premium we’re returning to you.

If we do not return the premium amount to you within that time, we’ll increase your policy’s death benefit retroactively, to the day we applied the premium, and prospectively so that it’s always the amount necessary to ensure your policy qualifies as life insurance, or to prevent it from becoming a modified endowment contract. If we increase your death benefit, we’ll adjust cost of insurance or rider charges retroactively and prospectively to reflect the increase.

Increasing the net amount at risk

An increase in the net amount of risk occurs if the policy’s death benefit is equal to the guideline minimum death benefit, or would be equal to it once we apply your premium payment. We may choose to accept your premium payment in this situation, but before we do so, we may require satisfactory evidence of the insurability of both insureds.

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TRANSFER PROGRAMS

Dollar cost averaging

Our dollar cost averaging program allows you to make scheduled transfers of $50 or more between variable investment options without paying a transfer fee. Here’s how the program works:

•	You can set up this program at any time while your policy is in force.
•	You need to complete a request form to enroll in the program. You may enroll by telephone or electronically if you have a completed telephone and electronic authorization form on file.
•	You must have at least $5000 in a variable investment option to start the program.
•	We’ll automatically transfer accumulated value from one variable investment option to one or more of the other variable investment options you’ve selected.
•	We’ll process transfers as of the end of the business day on your policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you’ve chosen. We will not make the first transfer until after the free look transfer date in states that require us to return your premiums if you exercise your right to cancel your policy.
•	We will not charge you for the dollar cost averaging program or for transfers made under this program, even if we decide to charge you in the future for transfers outside of the program, except if we have to by law.
•	We have the right to discontinue, modify or suspend the program at any time.
•	We’ll keep making transfers at the intervals you’ve chosen until one of the following happens:
•	the total amount you’ve asked us to transfer has been transferred
•	there is no more accumulated value in the investment option you’re transferring from
•	your policy enters the grace period and is in danger of lapsing
•	you tell us in writing to cancel the program
•	we discontinue the program.

Portfolio rebalancing program

The portfolio rebalancing program automatically transfers your policy’s accumulated value among the variable investment options according to your original percentage allocations. Here’s how the program works:

•	You can set up this program at any time while your policy is in force.
•	You enroll in the program by sending us a written signed request or a completed automatic rebalancing form. You may enroll by telephone or electronically if you have a completed telephone and electronic authorization form on file.
•	Your first rebalancing will take place on the monthly payment date you choose. You choose whether we should make transfers quarterly, semi-annually or annually, based on your policy date.
•	If you cancel this program, you must wait 30 days to begin it again.
•	You cannot use this program if you’re already using the dollar cost averaging program.
•	We do not currently charge for the portfolio rebalancing program or for transfers made under this program.
•	We can discontinue, suspend or change the program at any time.

First year transfer program

Our first year transfer program allows you to make monthly transfers during the first policy year from the Fixed account to the variable investment options or the Fixed LT account. Here’s how the program works:

•	You enroll in the program when you apply for your policy.
•	You choose a regular amount to be transferred every month for 12 months.
•	We make the first transfer on the day we allocate your first premium to the investment options you’ve chosen. Each transfer will be made on the same day every month.

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•	If you sign up for this program, we’ll waive the usual transfer limit for the Fixed account during the first policy year.
•	If we make the last transfer during the second policy year, we will not count it toward the usual one transfer per year limit for the Fixed account.
•	If the accumulated value in the Fixed account is less than the amount to be transferred, we’ll transfer the balance and then cancel the program.
•	If there is accumulated value remaining in the Fixed account at the end of the program, our usual rules for the Fixed account will apply.
•	We do not currently charge for the first year transfer program or for transfers made under this program.

LOAN AND WITHDRAWAL FEATURES

Taking out a loan

When you borrow money from us, we use your policy’s accumulated value as security. You pay interest on the amount you borrow. The accumulated value set aside to secure your loan also earns interest. Here’s how it works:

•	To secure the loan, we transfer an amount equal to the amount you’re borrowing from your accumulated value in the investment options to the loan account. We’ll transfer this amount from your investment options in proportion to the accumulated value you have in each option, unless you tell us otherwise.
•	Interest owing on the amount you’ve borrowed accrues daily at an annual rate of 4.1%. Interest that has accrued during the policy year is due on your policy anniversary. If you do not pay the interest when it’s due, we’ll add it to the amount of your loan and begin accruing interest on it from the day it was due. We’ll also transfer an amount equal to the interest that was due, from your policy’s accumulated value to the loan account. We’ll transfer this amount from your investment options in proportion to the accumulated value you have in each option, unless you tell us otherwise.
•	The amount in the loan account earns interest daily at an annual rate of 3.1% during the first 10 policy years, 3.6 during policy years 11 through 20, and at least 3.85% during policy year 21 and thereafter. On your policy anniversary, we transfer the interest that has been credited to the loan account proportionately to your investment options according to your most recent allocation instructions.
•	We currently intend to credit interest on the amount in the loan account at an annual rate of 4.1% in policy year 21 and thereafter. We can decrease the rate credited if we believe the change is needed to ensure that your policy loan is not treated as a taxable distribution under federal income tax laws, or under any applicable ruling, regulation, or court decision. We will not decrease the annual rate to less than 3.85% on the amount in the loan account during policy year 21 and thereafter.

How much you can borrow

The minimum amount you can borrow is $200. You can borrow up to the larger of the following amounts:

•	100% of the accumulated value in the fixed options, plus 90% of the accumulated value in the variable investment options, less any surrender charges that would apply if you surrendered your policy on the day you took out the loan.
•	the result of a × (b÷c) – d where:

a = the accumulated value of your policy less any surrender charges that would have applied if you surrendered your policy on the day you took out the loan, and less 12 times the most recent monthly charge

b = 1.031 during the first 10 policy years, 1.036 during policy years 11 through 20, and 3.85% during policy year 21 and thereafter

c = 1.041

d = any outstanding loan amount.

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An example of how much you can borrow

For a policy in policy year 13 with:

•	accumulated value of $100,000
•	an outstanding loan amount of $50,000
•	a most recent monthly charge of $100

The maximum amount you can borrow is $48,325.46:

(a × (b÷c)) – d, where:

a = $98,800 ($100,000 - $0 - (12 x $100))

b = 1.036

c = 1.041

d = $50,000

Paying off your loan

You can pay off all or part of the loan any time while your policy is in force. Unless you tell us otherwise, we’ll generally transfer any loan payments you make proportionately to your investment options according to your most recent allocation instructions.

Automated income option

Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Here’s how the program works:

•	You can set up the income stream from your policy on either a monthly or annual basis. Each scheduled income payment must be at least $500 if you choose to receive monthly payments, or $1,000 if you choose annual payments.
•	You may choose to receive either a fixed amount of income or an amount based on a fixed duration. Depending upon your objectives, you may wish to reduce your face amount or change your policy’s death benefit option in order to maximize your income.
•	You choose the scheduled income payment date. You may elect to have your income payments sent either by check or by electronic deposit to a bank account. The effective date of the withdrawal or loan will be the business day before any income payment date.
•	If the scheduled income payment date falls on a weekend or holiday, the actual income payment date will be the business day before the scheduled income payment date.
•	The withdrawal or loan will be taken from your policy’s investment options in proportion to the accumulated value in each option.

Upon our receipt of your AIO request form, we will run a hypothetical illustration to determine if your request can be fulfilled, or if any adjustments will be necessary. We use the illustration to test your policy for the minimum net cash surrender value requirement. Your policy must continue to have an illustrated net cash surrender value at the maturity date sufficient to meet the minimum accumulated value required to allow for payment of policy charges, including policy loan interest.

Illustrations generally will be run at an annual gross earnings rate chosen by you, not to exceed 10%. No earnings rate used is a guarantee or indication of actual earnings.

We will complete an AIO agreement form, and send it and the illustration to your registered representative for delivery to you. The AIO agreement form will confirm your income payment amount, frequency and duration, and will also confirm your policy’s cost basis and other information about your elections under the AIO program.

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Unless you request otherwise, distributions under the AIO program will be taken first as withdrawals if not taxable, then they will be takes as loans.

Payments under the AIO program will begin as scheduled once we receive your signed AIO agreement form. We will send you a letter confirming the date and amount of the first income payment.

The income payments will usually remain constant during each income period, unless there is insufficient net cash surrender value to make a payment. The duration of each income period is one year, except that the first income period may differ depending on the following:

•	If the AIO program start date is six months or more from your next policy anniversary, the income period will end on the next policy anniversary. In this case, the first income period will last at least six months, but not more than one year.
•	If the AIO program start date is less than six months from your next policy anniversary, the income period will extend to the following policy anniversary. In this case, the first income period will last at least one year, but no more than 18 months.

After the first income period, and each year you remain in the AIO program, we will run an illustration after each policy anniversary. The illustration will generally be run at a rate chosen by you, not to exceed a gross annual rate of 10%. Your policy must continue to have an illustrated net cash surrender value at the maturity date sufficient to meet the minimum accumulated value required to allow for payment of policy charges, including policy loan interest. There is no charge for illustrations we run in connection with the AIO program. They do not count toward your one free illustration per year.

We will send you a letter and the illustration to notify you of any changes in your income payment amount or duration. The new income payment amount will be effective on the income payment date following the previous income period.

Over time, your policy’s actual performance, and perhaps your use of the policy’s options are likely to vary from the assumptions used in the illustrations. Changes in your policy’s investment option allocations can impact your future values and income you receive. Your policy may also be susceptible lapse.

You are responsible to monitor your policy’s accumulated value to ensure your policy is not in danger of lapsing. You may need to make additional premium payments or loan repayments to prevent your policy from lapsing. You will not receive a notice to remind you of your scheduled premium payments while you are in the AIO program.

MORE ON POLICY CHARGES

How we calculate the surrender charge

The surrender charge is assessed against your policy’s accumulated value. Both charges are based on the joint equal age of the insureds, and on the initial face amount of your policy.

We will not increase the charge if your policy’s face amount increases. If you decrease the face amount of your policy, we’ll charge you a surrender charge that’s calculated based on the amount of the decrease.

Underwriting surrender charge

The amount of the underwriting surrender charge does not change during the first policy year. Starting on the first policy anniversary, we reduce the charge by 0.9259% each month until it reaches zero at the end of 10 policy years. If your increase your policy’s face amount, each increase has a surrender charge based on the amount of the increase.

The most we will assess for the underwriting surrender charge on any surrendered policy is $17.30 per $1000 of face amount.

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Sales surrender charge

The sales surrender charge helps pay for our costs of distributing policies. During the first policy year, this charge is equal to the smaller of the following amounts:

•	70% of the premium payments you’ve made, or
•	70% of the sales surrender target, which is based on the joint equal age of the insureds for each $1,000 of the policy’s initial face amount.

The sales surrender charge increases until the premiums you pay reach the sales surrender target. In the 13th month you own your policy, we reduce the sales surrender charge so that it is 99.0741% of the charge as calculated above. After that, we reduce it by 0.9259% a month until it reaches zero at the end of 10 policy years.

An example

For a policy:

•	that insures a male non-smoker age 56 and a female non-smoker, age 53 when the policy is issued
•	with an initial face amount of $2,000,000

	Underwriting surrender charge	Maximum sales surrender charge

First policy year	$10,800.00 (($2,000,000 ÷ $1,000) × 5.40)	$19,152.00 (70% × 13.68 × ($2,000,000 ÷ $1000))

End of third policy year	$8,400.07 ($10,800.00 – ($10,800.00 × .9259% × 24 months))	$14,896.12 ($19,152.00 – ($19,152.00 × .9259% × 24 months))

Please refer to your policy and any supplemental schedule of benefits for surrender charges. Sample rates for the underwriting surrender charge and sales surrender targets appear in the prospectus as Appendix B.

Calculating the surrender charge on a decrease in face amount

Here’s how we calculate the surrender charge on a decrease in face amount:

•	Step 1: we divide the amount of the decrease by your policy’s face amount immediately before the decrease
•	Step 2: we multiply the amount we calculated in step 1 by the total surrender charge that would apply if you surrendered your policy.

We deduct the amount we calculated in step 2 from your investment options in proportion to the accumulated value you have in each option.

We calculate any surrender charge after a decrease in face amount by dividing the new face amount by the old face amount, and multiplying the result by the surrender charge that would have applied before the decrease.

Purchase plans

A policy may be owned by an institution, trust, corporation or group or sponsored arrangement. These owners often buy more than one policy, which may qualify them for reduced charges or lower premium payments.

We may reduce or waive the sales load or surrender charges on policies sold to our directors or employees, to any of our affiliates, or to trustees, employees or affiliates of the fund.

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MORE ON PL&A AND THE POLICIES

How we’re organized

PL&A was incorporated in 1982 under the name of Pacific Financial Life Insurance Company. We merged with Pacific Financial Life Insurance Company of Arizona and assumed the name PM Group Life Insurance Company in transferring domicile from California to Arizona, which was completed in 1990. On January 1, 1999, we changed our name to our current name, PL&A.

PL&A is a stockholder owned company. As such, purchasing and owning a PL&A policy does not confer any membership rights nor ownership rights in PL&A or in any other company affiliated with PL&A.

How policies are administered

Pacific Life Insurance Company administers the policies sold under this prospectus. At the end of 200  , Pacific Life had $         billion of individual life insurance and total admitted assets of approximately $         billion. It is ranked the     th largest life insurance carrier in the U.S. in terms of 200   admitted assets.

The Pacific Life family of companies has total assets under management of $       billion. Pacific Life’s principal office is at 700 Newport Center Drive, Newport Beach, CA 92660

How policies are distributed

Pacific Select Distributors, Inc. (PSD), our affiliate, acts as the principal underwriter (“distributor”) of the policies and offers the policies on a continuous basis. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. PSD is registered as a broker-dealer with the SEC and is a member of NASD. We pay PSD for acting as distributor under a distribution agreement. We and PSD enter into selling agreements with broker-dealers whose registered representatives are authorized by state insurance departments to sell the policies. The aggregate amount of underwriting commissions paid to PSD with regard to this policy in 2002 was $33,684.21, of which $0 was retained.

How we pay broker-dealers

We pay broker-dealers commission for promoting, marketing and selling our policies. Broker-dealers pay a portion of the commission to their registered representatives, under their own arrangements.

Commissions are based on “target” premiums we determine. The commissions we pay will vary with the agreement, but the most common schedule of commissions we pay is:

•	55% of premiums paid up to the first target premium in the first policy year
•	4% of premiums paid up to the first target premium after the first policy year
•	4% of the premiums paid under targets 2-10
•	2% of premiums paid in excess of the 10 th target premium.

We may pay broker-dealers an annual renewal commission of up to 0.20% of a policy’s accumulated value less any outstanding loan amount. We calculate the renewal amount monthly and it becomes payable on each policy anniversary. We also pay override payments, expense and marketing allowances, bonuses, wholesaler fees and training allowances.

Registered representatives who meet certain sales levels can qualify for sales incentives programs we offer. We may also pay them non-cash compensation like expense-paid trips, expense-paid educational seminars, and merchandise.

The separate account

The separate account was established on September 24, 1998 under Arizona law under the authority of our Board of Directors. It’s registered with the SEC as a type of investment company called a unit investment trust. The SEC does not oversee the administration or investment practices or policies of the account.

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The separate account is not the only investor in the Pacific Select Fund. Investments in the fund by other separate accounts for variable annuity contracts and variable life insurance contracts could cause conflicts. For more information, please see the Statement of Additional Information for the Pacific Select Fund.

Performance

Performance information may appear in advertisements, sales literature, or reports to policy owners or prospective buyers.

Information about performance of any variable account of the separate account reflects only the performance of a hypothetical policy. The calculations are based on allocating the hypothetical policy’s accumulated value to the variable account during a particular time period.

Performance information is no guarantee of how a variable account will perform in the future. You should keep in mind the investment objectives and policies, characteristics and quality of the portfolio of the fund in which the variable account invests, and the market conditions during the period of time that’s shown.

We may show performance information in any way that’s allowed under the law that applies to it. This may include presenting a change in accumulated value due to the performance of one or more variable accounts, or as a change in a policy’s owner’s death benefit.

We may show performance as a change in accumulated value over time or in terms of the average annual compounded rate of return on accumulated value. This would be based on allocating premium payments for a hypothetical policy to a particular variable account over certain periods of time, including one year, or from the day the variable account started operating. If a portfolio has existed for longer than its corresponding variable account, we may also show the hypothetical returns that the variable account would have achieved had it invested in the portfolio from the day the portfolio started operating.

Performance may reflect the deduction of all policy charges including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The different death benefit options will result in different expenses for the cost of insurance, and the varying expenses will result in different accumulated values.

Performance may also reflect the deduction of the surrender charge, if it applies, by assuming the hypothetical policy is surrendered at the end of the particular period. At the same time, we may give other performance figures that do not assume the policy is surrendered and do not reflect any deduction of the surrender charge.

In our advertisements, sales literature and reports to policy owners, we may compare performance information for a variable account to:

•	other variable life separate accounts, mutual funds, or investment products tracked by research firms, rating services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria
•	the Consumer Price Index, to assess the real rate of return from buying a policy by taking inflation into consideration.

Reports and promotional literature may also contain our rating or a rating of our claims paying ability. These ratings are set by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

Yields

Money Market Subaccount

The “yield” (also called “current yield”) of the Money Market variable account is computed in accordance with a standard method prescribed by the SEC. The net change in the variable account’s unit value during a seven-day

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period is divided by the unit value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is “annualized” by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The “effective yield” of the Money Market variable account is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return + 1) (To the power of  365/7)] – 1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Money Market portfolio are not included in the yield calculation. Current yield and effective yield do not reflect the deduction of any charges for the policy.

At December 31, 200    , the Money Market variable account’s current yield was     % and the effective yield was             %.

Other variable accounts

“Yield” of the other variable accounts is computed in accordance with a different standard method prescribed by the SEC. For each variable account, the net investment income (investment income less expenses) per accumulation unit earned during a specified one month or 30-day period is divided by the unit value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semiannual compounding:

YIELD = 2[ (a-b + 1) (To the power of 6) - 1]

__

cd

Where:	a	=	net investment income earned during the period by the underlying portfolio of the variable account
	b	=	expenses accrued for the period (net of reimbursements)
	c	=	the average daily number of accumulation units outstanding during the period that were entitled to receive dividends
	d	=	the unit value of the accumulation units on the last day of the period.

The yield of each variable account does not reflect the deduction of any charges for the policy.

The variable accounts’ yields will vary from time to time depending upon market conditions, the composition of each portfolio and operating expenses of the fund allocated to each portfolio. Consequently, any given performance quotation should not be considered representative of the variable account’s performance in the future. Yield should also be considered relative to changes in unit values and to the relative risks associated with the investment policies and objectives of the various portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a variable account with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Separate account performance

To help you understand how investment performance can affect your accumulated value in the separate account, we are including performance information based on the historical performance of the portfolios of the Pacific Select Fund.

The following table presents the annualized total return for each portfolio for the period from each portfolio’s commencement of operations or 10 years, whichever is greater. The figures in the table do not reflect the deduction of any policy fees or expenses, which include premium loads, cost of insurance, policy administrative fees and charges, mortality and expense risk charges, surrender charges, or any other charges that may be incurred under the policy.

The results shown in this section are not an estimate or guarantee of future investment performance.

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Historical Pacific Select Fund Performance

Annualized Rates of Return for Periods Ended December 31,

All numbers are expressed as a percentage

Variable accounts	1 year	5 years*	10 Years or Since Inception*
Blue Chip[1]
Aggressive Growth[1]
Diversified Research[1]
Small-Cap Equity
International Large-Cap[1]
I-Net TollkeeperSM 1
Financial Services[1]
Health Sciences[1]	[To be added]
Technology[1]
Telecommunications[1]
Strategic Value[1]
Growth LT
Focused 30[1]
Mid-Cap Value
International Value
Capital Opportunities[1]
Mid-Cap Growth[1]
Global Growth[1]
Equity Index
Small-Cap Index
Real Estate
Multi-Strategy
Main Street ®Core (formerly “Large-Cap Core”)
Emerging Markets
Inflation Managed
Managed Bond
Money Market
High Yield Bond
Equity Income
Research
Equity
Aggressive Equity
Large-Cap Value

[1]	Operations commenced on January 3, 2000 for the Diversified Research and International Large-Cap portfolios; May 1, 2000 for the I-Net Tollkeeper portfolio; October 2, 2000 for the Strategic Value and Focused 30 portfolios; January 2, 2001 for the Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Capital Opportunities, Mid-Cap Growth, and Global Growth portfolios; and January 2, 2002 for Equity Income and Research portfolios.

*	Effective January 1, 2000, Alliance Capital became the portfolio manager of the Emerging Markets portfolio and Mercury Advisors became the portfolio manager of the Equity Index and Small-Cap Index portfolios. Effective January 2, 2001, Lazard Asset Management became the portfolio manager of the International Value portfolio. Prior to May 1, 2001, the Inflation Managed portfolio was called the Government Securities portfolio and some of the investment policies differed. Effective December 1, 2001, Putnam Investment Management, LLC became the portfolio manager of the Equity and Aggressive Equity portfolios; prior to May 1, 1998 some of the investment policies of the Equity and Aggressive Equity portfolios differed.

Financial Statements

The next several pages contain the statement of assets and liabilities of the Pacific Select Exec Separate Account as of December 31, 2002 and the related statement of operations and financial highlights for the year then ended and the statements of changes in net assets for each of the two years in the period then ended.

These are followed by the consolidated statements of financial condition for PL&A as of December 31, 2002 and 2001 and the consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2002, which are included in this SAI so you can assess our ability to meet our obligations under the policies.

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Experts

The consolidated statements of the financial condition of PL&A as of December 31, 2002 and 2001 and the consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2002 as well as the statement of assets and liabilities of Pacific Select Exec Separate Account as of December 31, 2002, the related statement of operations and financial highlights for the year then ended and statements of changes in net assets for each of the two years in the period then ended as included in this SAI have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

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PACIFIC SELECT EXEC SEPARATE ACCOUNT

PART C.    OTHER INFORMATION

Item 27.    Exhibits

(1)	(a)	Minutes of Action of Board of Directors of PM Group Life Insurance Company (PL&A) dated July 1, 1998 [1]

	(b)	Memorandum Establishing Separate Account [1]

(2)	Inapplicable

(3)	(a)	Form of Distribution Agreement Between PL&A and Pacific Select Distributors, Inc. [1]

	(b)	Form of Selling Agreement Between Pacific Select Distributors, Inc. and Various Broker-Dealers [1]

(4)	(a)	Flexible Premium Variable Life Insurance Policy (Form P0156-NY) [2]

	(b)	Last Survivor Added Protection Benefit Rider (Form R01LST-NY) [2]

	(c)	Individual Annual Renewable Term Rider (Form R01IRT-NY) [2]

	(d)	Policy Split Option Rider (Form R94PSO-NY) [2]

	(e)	Accelerated Living Benefit Rider (Form R92ALB-NY) [1]

	(f)	Estate Tax Repeal Rider (Form R01ETR-NY) [1]

(5)	Application for Flexible Premium Variable Life Insurance Policy & General Questionnaire [2]

(6)	(a)	Bylaws of PL&A [1]

	(b)	Articles of Incorporation of PM Group Life Insurance Company [1]

	(c)	Amended & Restated Articles of Incorporation for PM Group Life Insurance Company [1]

(7)	Form of Reinsurance Contract

(8)	(a) Form of Participation Agreement between PL&A and Pacific Select Fund [1]

(b) Administrative Agreement Between PL&A and Pacific Life Insurance Company (Pacific Life) [1]

(c) Addendum to Participation Agreement between PL&A and Pacific Select Fund 1/1/02 [3]

(9)	Inapplicable

(10)	Inapplicable

(11)	Form of Opinion and consent of legal officer of PL&A as to legality of Policies being registered [1]

(12)	Inapplicable

(13)	Inapplicable

(14)	(a) Consent of Deloitte & Touche LLP - To be filed

(b) Consent of Dechert [1]

(15)	(a) Opinion of Actuary [3]

(b) Form of Illustration of Policy Benefits [3]

(16)	Inapplicable

(17)	Memorandum Describing Issuance, Transfer and Redemption Procedures [1]

(18)	Powers of Attorney [3]

[1]	Filed as part of Registration Statement on Form S-6 via EDGAR on June 6, 2001, File No. 333-62446, Accession Number 0001017062-01-500429.

[2]	Filed as part of Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 filed via EDGAR on December 27, 2001, File No. 333-62446, Accession Number 0001017062-01-500983.

[3]	Filed as part of Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 filed via EDGAR on April 22, 2002, File No. 333-62446, Accession Number 0001017062-02-000855.

Item 28.    Directors and Officers of Pacific Life & Annuity Company

Name and Address	Positions and Offices with Pacific Life
Thomas C. Sutton	Director, Chairman of the Board, and Chief Executive Officer
Glenn S. Schafer	Director and President
Khanh T. Tran	Director, Executive Vice President and Chief Financial Officer
David R. Carmichael	Director, Senior Vice President and General Counsel
Audrey L. Milfs	Director, Vice President and Corporate Secretary
Brian D. Klemens	Vice President and Treasurer
Edward R. Byrd	Vice President and Controller
James T. Morris	Executive Vice President

The address for each of the persons listed above is as follows:

700 Newport Center Drive

Newport Beach, California 92660

Item 29.    Persons Controlled by or Under Common Control with Pacific Life or Pacific Select Exec Separate Account.

The following is an explanation of the organization chart of Pacific Life's subsidiaries:

PACIFIC LIFE & ANNUITY COMPANY SUBSIDIARIES & AFFILIATED ENTERPRISES

LEGAL STRUCTURE

Pacific Life & Annuity Company is an Arizona Stock Life Insurance Company wholly-owned by Pacific Life Insurance Company (a California Stock Life Insurance Company) which is wholly-owned by Pacific LifeCorp (a Delaware StockHolding Company) which is, in turn, 98% owned by Pacific Mutual Holding Company (a California Mutual Holding Company).

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Item 30.    Indemnification

(a)	The Distribution Agreement between Pacific Life & Annuity Company and Pacific Select Distributors, Inc. (PSD) provides substantially as follows:

Pacific Life & Annuity Company hereby agrees to indemnify and hold harmless PSD and its officers and directors, and employees for any expenses (including legal expenses), losses, claims, damages, or liabilities incurred by reason of any untrue or alleged untrue statement or representation of a material fact or any omission or alleged omission to state a material fact required to be stated to make other statements not misleading, if made in reliance on any prospectus, registration statement, post-effective amendment thereof, or sales materials supplied or approved by Pacific Life & Annuity Company or the Separate Account. Pacific Life & Annuity Company shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim. However, in no case shall Pacific Life & Annuity Company be required to indemnify for any expenses, losses, claims, damages, or liabilities which have resulted from the willful misfeasance, bad faith, negligence, misconduct, or wrongful act of PSD.

PSD hereby agrees to indemnify and hold harmless Pacific Life & Annuity Company, its officers, directors, and employees, and the Separate Account for any expenses, losses, claims, damages, or liabilities arising out of or based upon any of the following in connection with the offer or sale of the contracts: (1) except for such statements made in reliance on any prospectus, registration statement or sales material supplied or approved by Pacific Life & Annuity Company or the Separate Account, any untrue or alleged untrue statement or representation is made; (2) any failure to deliver a currently effective prospectus; (3) the use of any unauthorized sales literature by any officer, employee or agent of PSD or Broker; (4) any willful misfeasance, bad faith, negligence, misconduct or wrongful act. PSD shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim.

(b)	The Form of Selling Agreement between Pacific Life & Annuity Company, Pacific Select Distributors, Inc. (PSD) and Various Broker-Dealers provides substantially as follows:

Pacific Life & Annuity Company and PSD agree to indemnify and hold harmless Selling Broker-Dealer and General Agent, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in the registration statement for the Contracts or for the shares of Pacific Select Fund (the "Fund") filed pursuant to the 1933 Act, or any prospectus included as a part thereof, as from time to time amended and supplemented, or in any advertisement or sales literature approved in writing by Pacific Life and PSD pursuant to Section IV.E. Of this Agreement.

Selling Broker-Dealer and General Agent agree to indemnify and hold harmless Pacific Life & Annuity Company, the Fund and PSD, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (a) any oral or written misrepresentation by Selling Broker- Dealer or General Agent or their officers, directors, employees or agents unless such misrepresentation is contained in the registration statement for the Contracts or Fund shares, any prospectus included as a part thereof, as from time to time amended and supplemented, or any advertisement or sales literature approved in writing by Pacific Life & Annuity Company and PSD pursuant to Section IV.E. of this Agreement, (b) the failure of Selling Broker-Dealer or General Agent or their officers, directors, employees or agents to comply with any applicable provisions of this Agreement or (c) claims by Sub-agents or employees of General Agent or Selling Broker-Dealer for payments of compensation or remuneration of any type. Selling Broker-Dealer and General Agent will reimburse Pacific Life or PSD or any director, officer, agent or employee of either entity for any legal or other expenses reasonably incurred by Pacific Life, PSD, or such officer, director, agent or employee in connection with investigating or defending any such loss, claims, damages, liability or action. This indemnity agreement will be in addition to any liability which Broker-Dealer may otherwise have.

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Item 31.    Principal Underwriters

PSD (formerly Pacific Mutual Distributors, Inc.) also acts as principal underwriter for Pacific Select Separate Account, Pacific Select Variable Annuity Separate Account, Pacific Corinthian Variable Separate Account, Separate Account A, Separate Account B and Pacific Select Fund.

NAME	POSITIONS AND OFFICES WITH UNDERWRITER
Edward R. Byrd	Director, VP Chief Financial Officer
Gerald W. Robinson	Director, Chairman, Chief Executive Officer
Adrian S. Griggs	VP
M. Kathleen Hunter	VP
Brian D. Klemens	VP, Treasurer
Audrey L. Milfs	VP, Secretary
S. Kendrick Dunn	AVP, Compliance

The principal business address of each of the above individuals is c/o Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, California 92660.

Item 32.    Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules under that section will be maintained by Pacific Life at 700 Newport Center Drive, Newport Beach, California 92660.

Item 33.    Management Services

Not applicable

Item 34.    Fee Representation

REPRESENTATION PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940: Pacific Life Insurance Company and Registrant represent that the fees and charges to be deducted under the Variable Life Insurance Policy described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the Contract.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Pacific Select Exec Separate Account of Pacific Life & Annuity Company, has duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form N-6 to be signed on its behalf by the undersigned thereunto duly authorized in the City of Newport Beach, and State of California, on this 21st day of February, 2003.

PACIFIC SELECT EXEC SEPARATE ACCOUNT (Registrant)
BY: PACIFIC LIFE & ANNUITY COMPANY (Depositor)

By:
Thomas C. Sutton* Chief Executive Officer

*By:	/s/ DAVID R. CARMICHAEL
David R. Carmichael as attorney-in-fact

(Powers of Attorney are contained as Exhibit 9 in this Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 for the Pacific Select Exec Separate Account, File No. 333-62446, Accession No. 0001017062-02-000855, and incorporated by reference herein.)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Pacific Life & Annuity Company has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized all in the City of Newport Beach, and State of California, on this 21st day of February, 2003.

BY: PACIFIC LIFE & ANNUITY COMPANY (Depositor)

By:
Thomas C. Sutton* Chief Executive Officer

*By:	/s/ DAVID R. CARMICHAEL
David R. Carmichael as attorney-in-fact

(Powers of Attorney are contained as Exhibit 9 in this Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 for the Pacific Select Exec Separate Account, File No. 333-62446, Accession No. 0001017062-02-000855, and incorporated by reference herein.)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

	Signature	Title	Date

	Thoms C. Sutton*	Director, Chairman of the Board and Chief Executive Officer	, 2003

	Glen S. Schafer*	Director and President	, 2003

	Khanh T. Tran*	Director, Executive Vice President and Chief Financial Officer	, 2003

	David R. Carmichael*	Director, Senior Vice President and General Counsel	, 2003

	Audrey L. Milfs*	Director, Vice President and Secretary	, 2003

	James T. Morris*	Executive Vice President	, 2003

	Brian D. Klemens*	Vice President and Treasurer	, 2003

*By:	/s/ DAVID R. CARMICHAEL		February 21, 2003
David R. Carmichael
as attorney-in-fact

(Powers of Attorney are contained as Exhibit 9 in this Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 of Pacific Select Exec Separate Account, File No. 333-62446, Accession No. 0001017062-02-000855, and incorporated by reference herein.)